From the Desk of Ralph Wanger

     Dear Shareholder:

     You should have received proxy materials in the mail recently asking you to vote on a new investment advisory agreement between Acorn and Liberty Wanger Asset Management in connection with the sale of Wanger Asset Management (WAM) to Liberty Financial Companies, Inc. (LFC). I want to assure you personally that I believe the sale will be positive for our shareholders and the company.

     A question that has come up regarding our decision to sell is whether or not I intend to retire. Considering my golf scores and my skiing abilities, I think it is best that I keep working. All of our portfolio managers, myself included, have signed agreements to stay with the firm for at least the next five years.

     So why are we selling? While I am not planning to retire any time soon, we recognized the need to address succession issues that would arise upon my eventual retirement. We have also found that our growth in recent years has increased the administrative responsibilities of our principals. Our partnership with LFC should allow us to shift administrative tasks to Liberty so that we can focus on what we do best: managing money.

     We feel confident that this decision will benefit shareholders in a number of ways. First, we believe our association with a large organization provides stability and clarifies the long-term status of WAM. This should enable us to attract new talent to the firm. This merger will also allow us to offer shareholders a broader range of investment products. Liberty's subsidiaries manage more than 90 mutual funds. Additionally, by utilizing Liberty's distribution and administrative resources, we believe we can enhance our shareholder services.

     I would like to stress that shareholders of record prior to the close of the merger will maintain their no-load status after the sale. You will also be able to invest without a load in many funds managed by Liberty's affiliates (these funds may be subject to a 12b-1 fee). With this in mind, if you know of friends who have been thinking about investing with us, you may want to encourage them to obtain a prospectus and purchase shares now so they can lock in their no-load status by becoming shareholders prior to the close of the sale.

     Your confidence in our products has made us successful. I thank you for your support over the years and look forward to our future together. I welcome the opportunity to meet you at our upcoming shareholder meeting on September 26 in Chicago (see back cover for more details).

     Sincerely,


     /s/ Ralph Wanger

     Ralph Wanger
     Chief Investment Officer, Wanger Asset Management

Following are answers to some of the questions you may have regarding our plans to sell Wanger Asset Management (WAM) to Liberty Financial Companies.

Q: Who is Liberty Financial?
A: Boston-based Liberty Financial was founded in 1985 by Liberty Mutual Insurance Company. Liberty Financial has more than $67 billion in financial assets under management. Liberty Financial is a publicly traded company (NYSE:
L) and is 71% owned by Liberty Mutual Insurance. Other Liberty Financial subsidiaries include Stein Roe & Farnham, Colonial Management Associates, Newport Pacific Management, Crabbe Huson, Keyport, Independent Financial, and Progress Investment Management Company. If the merger is approved, we will be associated with a large group of highly professional asset managers.

Q: Why did WAM select Liberty Financial?
A: We wanted a partner to provide substantial strategic benefits such as:
     . Knowledge of the mutual fund industry
     . Strong distribution
     . Solid management
     . Product line fit

With $67 billion in assets under management, a sales force of more than 200 professionals, and 95 mutual fund products, Liberty Financial met our requirements.

Q: What changes will I see as a shareholder?
A: The fund names will adopt the Liberty prefix (Liberty Acorn Fund, for example) after the sale so be sure to look under "L", instead of "A", for daily price listings in the newspaper. Wanger Asset Management will operate under the name Liberty Wanger Asset Management after the closing.

Following the sale, the funds will be offered through financial advisors with a sales charge applied. However, as a shareholder of record prior to the close, you will maintain your no-load status after the close. You will be able to continue to make additional investments into your account(s), as well as invest in certain funds distributed by Liberty Financial, without paying a sales charge (some of the funds offered through Liberty carry 12b-1 fees, however). Immediate family members of current shareholders will also enjoy no-load status should they choose to invest with us.

September 26 is the deadline for voting your proxy.

Turn to the back cover for information on our upcoming shareholder meeting.

Acorn Family of Funds
Semiannual Report
June 30, 2000


Managed by Wanger Asset Management, L.P.               2

Acorn Family of Funds Semiannual Report 2000
         Table of Contents

The Acorn Family of Funds
         Performance At A Glance                     1

Squirrel Chatter: When Railroads were
                      the "New Economy"              2

Acorn Fund
         In a Nutshell                               4
         At a Glance                                 5
         Major Portfolio Changes                    14
         Statement of Investments                   16

Acorn International
         In a Nutshell                               6
         At a Glance                                 7
         Major Portfolio Changes                    22
         Statement of Investments                   24
         Portfolio Diversification                  28

Acorn USA
         In a Nutshell                               8
         At a Glance                                 9
         Major Portfolio Changes                    29
         Statement of Investments                   30

Acorn Foreign Forty
         In a Nutshell                              10
         At a Glance                                11
         Major Portfolio Changes                    33
         Statement of Investments                   34
         Portfolio Diversification                  36

Acorn Twenty
         In a Nutshell                              12
         At a Glance                                13
         Major Portfolio Changes                    37
         Statement of Investments                   38

Acorn Family of Funds

         Statements of Assets and Liabilities       41
         Statements of Operations                   42
         Statements of Changes in Net Assets        44
         Financial Highlights                       46
         Notes to Financial Statements              49

Trustees, Officers and Contact Information          52


>Mid-Year Distributions

The following table details the funds' mid-year distributions. The record date was June 20, 2000, the ex-dividend date was June 21, 2000 and the payable date was June 26, 2000.

                          Acorn Fund  Acorn International  Acorn USA  Acorn Foreign Forty   Acorn Twenty
------------------------------------------------------------------------------------------------------------
Long-term Capital Gains        $1.00                $0.28      $0.30                 None          $0.62
------------------------------------------------------------------------------------------------------------
Short-term Capital Gains        None                $0.23      $0.02                $0.11          $0.27
------------------------------------------------------------------------------------------------------------
Ordinary Income                $0.05                $0.66       None                $0.03           None
------------------------------------------------------------------------------------------------------------

Notes On After-tax Returns and Tax Efficiency

Included on each individual fund's "At A Glance" page, after-tax returns show the fund's annualized after-tax total return for the time period specified. After tax returns with redemptions show the funds' annualized after-tax total return for the time period specified plus the tax-effects of selling your shares of the fund at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 39.6% for income and short-term capital gain distributions. Long-term capital gains are currently taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored. The returns provided by Morningstar, Inc. are calculated in a consistent manner.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a fund that had no taxable distributions. Because many interrelated factors effect tax efficiency, it is difficult to predict tax efficiency.

Acorn Fund Turns 30!

On June 10, 1970, Acorn Fund was launched with Ralph Wanger at the helm. During the last three decades, Ralph and Chuck McQuaid, who joined the fund in 1978, have stood nose-to-nose with bears and bulls, and watched gimmicks and fads come and go. In 1999, a group of academics set out to see if any active portfolio managers had beaten the market by skill rather than luck. Only five managers passed the test and of the five, the only team still managing portfolios was Ralph and Chuck./1/ They have the longest combined management tenure of any of the 735 small-company funds tracked by Morningstar./2/

Send your best wishes to Ralph and Chuck on their accomplishments of the last 30 years. Just write your message on the attached postcard.

Congratulations
         on 30 Years
    Acorn Fund!

You could win $1,000 worth of Acorn Fund shares!
See reverse side for details.

It's Acorn Fund's Birthday But You May Get The Presents!
Test your knowledge of the events of the last 30 years by playing our on-line trivia game for your chance to win $1,000 worth of Acorn Fund shares. Visit www.acornfunds.com to enter./3/

Send Your Own 30th Anniversary Message To Ralph and Chuck!

/1/ The study, titled "Should Investors Avoid All Actively Managed Mutual Funds? A Study in Bayesian Performance Evaluation," uses statistical probability pioneered by the Rev. Thomas Bayes, an 18th century mathematician. The researchers measured the probabilities that fund managers of 1,437 actively managed U.S. diversified equity funds would beat benchmarks in the future. The researchers used a range of extremely conservative assumptions-for example, that just 1 in 5000 portfolio mangers had the ability to outperform a benchmark. The initial assumption provides the base upon which the subsequent probability data rests. The study's data began with 1963 and ended with 1996.

/2/ Data provided by Morningstar, Inc. through June 30, 2000.

/3/ NO PURCHASE NECESSARY. Enter via the internet at www.acornfunds.com or call 1-800-9ACORN9 to receive a mail-in entry form. All entries must be received by 9/15/00. Void where prohibited. One prize will be awarded, shares valued at $1,000 in the Acorn Fund. Winner selected by random drawing by 9/22/00. Open to U.S. residents 18 years old or older. Subject to complete Official Rules, available by sending a stamped, self-addressed envelope to TRIVIA CONTEST, c/o Wanger Asset Management, 227 Monroe, Suite 3000, Chicago, IL 60606.

Dear Ralph and Chuck:
                                                            -----
                                                            PLACE
                                                            STAMP
                                                            HERE
                                                            -----
TO: Ralph Wanger & Chuck McQuaid
    227 West Monroe, Suite 3000
    Chicago, Illinois  60606-5016

Acorn Family of Funds
  Performance At A Glance Average Annual Total Returns through 6/30/00

                             2nd*        Year*      1         3         5        10         Life
                             Quarter    to Date    year     years     years     years      of Fund
-----------------------------------------------------------------------------------------------------
Acorn
Fund (6/10/70)               -1.83%     -1.41%    17.77%    16.31%    18.26%    16.53%     16.78%
-----------------------------------------------------------------------------------------------------
S&P 500                      -2.66%     -0.42%     7.25%    19.65%    23.77%    17.78%     14.43%
-----------------------------------------------------------------------------------------------------
Russell 2000                 -3.78%      3.04%    14.32%    10.56%    14.25%    13.56%       NA
-----------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Index                   -1.60%      8.55%    23.62%    11.58%    15.73%      NA         NA
-----------------------------------------------------------------------------------------------------
S&P MidCap 400               -3.30%      8.97%    16.98%    20.32%    21.16%    18.01%       NA
-----------------------------------------------------------------------------------------------------
Acorn
International (9/23/92)     -14.18%     -3.81%    47.57%    22.56%    20.61%      --       19.58%
-----------------------------------------------------------------------------------------------------
EMI (World ex-U.S.)          -1.74%      0.25%    14.98%     6.12%     7.39%      --        8.87%
-----------------------------------------------------------------------------------------------------
EAFE                         -3.96%     -4.06%    17.16%    10.17%    11.31%      --       11.98%
-----------------------------------------------------------------------------------------------------
IFCI Composite              -10.39%     -9.04%    10.72%    -4.51%     1.77%      --        7.33%
-----------------------------------------------------------------------------------------------------
Lipper Int'l Small
Cap Funds Index              -9.79%     -0.41%    37.74%    16.47%      NA        --         NA
-----------------------------------------------------------------------------------------------------
Lipper Int'l
Funds Index                  -4.70%     -4.11%    23.63%    11.90%    14.41%      --       13.85%
-----------------------------------------------------------------------------------------------------
Acorn
USA (9/4/96)                -15.06%    -16.08%    -4.62%     8.11%      --        --       14.59%
-----------------------------------------------------------------------------------------------------
Russell 2000                 -3.78%      3.04%    14.32%    10.56%      --        --       13.51%
-----------------------------------------------------------------------------------------------------
Lipper Small Cap
Value Index                   1.31%      4.96%     1.05%     3.96%      --        --        9.71%
-----------------------------------------------------------------------------------------------------
S&P MidCap 400               -3.30%      8.97%    16.98%    20.32%      --        --       22.59%
-----------------------------------------------------------------------------------------------------
S&P 500                      -2.66%     -0.42%     7.25%    19.65%      --        --       25.05%
-----------------------------------------------------------------------------------------------------
Acorn Foreign
Forty (11/23/98)            -14.03%     -0.61%    51.43%      --        --        --       53.29%
-----------------------------------------------------------------------------------------------------
EAFE                         -3.96%     -4.06%    17.16%      --        --        --       15.95%
-----------------------------------------------------------------------------------------------------
SSB World ex-US
Cap Range $2-10B             -0.54%     -1.25%    15.14%      --        --        --       15.55%
-----------------------------------------------------------------------------------------------------
Lipper International
Funds Index                  -4.70%     -4.11%    23.63%      --        --        --       20.54%
-----------------------------------------------------------------------------------------------------
Acorn
Twenty (11/23/98)             1.05%      3.41%     9.81%      --        --        --       25.06%
-----------------------------------------------------------------------------------------------------
S&P MidCap 400               -3.30%      8.97%    16.98%      --        --        --       22.70%
-----------------------------------------------------------------------------------------------------
Lipper Mid Cap
Value Index                  -2.06%      1.96%     5.33%      --        --        --       10.93%
-----------------------------------------------------------------------------------------------------
Russell 2000                 -3.78%      3.04%    14.32%      --        --        --       19.92%
-----------------------------------------------------------------------------------------------------
S&P 500                      -2.66%     -0.42%     7.25%      --        --        --       16.35%
-----------------------------------------------------------------------------------------------------

*Quarterly and year-to-date numbers are not annualized.

Past performance does not guarantee future results. The investment return and principal value of an investment in any Acorn fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Markets have recently been quite volatile and by the time you receive this report short-term performance could be different than shown here.

Description of indexes: S&P 500 is a broad, market-weighted index of large companies trading in the U.S. S&P Mid Cap 400 is a market-weighted index of companies in the next size/tier down from the S&P 500. Russell 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI (World ex-US) is an index of the bottom 20% of institutionally investable capital of countries, selected by index sponsor, outside the U.S. EAFE is a broad index of 20 major markets in Europe, Australia and the Far East in proportion to world stock market capitalization. SSB World Ex-US Cap Range $2-$10 billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. IFCI Composite is an index of 31 emerging markets which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid Cap Value Funds Index -- 30 mid-cap funds investing in companies considered to be undervalued relative to a major stock index; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Acorn International; Lipper Small Cap Core Funds Index -- 30 largest small cap core funds, including Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Acorn Funds statement of additional information.

>Squirrel Chatter: When Railroads were the "New Economy"

[PHOTO HERE]

Watching the boom and bust cycle of Internet stocks in recent months, I thought it might be interesting to review what happened when "New Economy" industries took over 150 years ago. The predecessor to today's Information Revolution (the Internet, the cell phone and the personal computer) was the Industrial Revolution. The steam locomotive, invented in 1829 in England, was the pivotal invention of the Industrial age. Soon after the first locomotive ran from Manchester to Liverpool, "dot.rr" ventures began to spring up. By the end of 1845, 1,428 railway ventures had been proposed and were waiting to receive Parliamentary permission to raise capital./1/ A great IPO boom occurred in Britain, with all the greed, hype, and chicanery we know and love today. As always, the bubble burst shortly thereafter, bringing the usual losses and complaints.

Building the Union Pacific

     In America, railroads were built with equal enthusiasm. In 1830 there were only 32 miles of U.S. railroad track. By 1870 that number reached 125,000 miles. The need for a transcontinental railroad was visualized as early as 1840, at a time when railroads were primitive and the West was only inhabited by Indians, who were considered to be hostile savages. The discovery of gold in California in 1848, followed by additional gold and silver strikes in Colorado and Nevada, made a railroad more desirable, although it was clear that any construction still would have to be subsidized by the government. In the mid-1850s, Congress debated building a railroad from the Midwest to California, but the slavery issue blocked any decision. The Southern states wanted a route through Texas and Arizona. The North, intent on blocking the extension of slavery into the West, wanted a central route through Nebraska and Colorado.

     When the Civil War started, the Southerners left Congress, allowing the remaining Northern government to build the central route. The route was to be from the Missouri River (eventually Omaha) through Nebraska and Wyoming to Ogden, Utah. The Central Pacific Railroad was to build east from California through the Sierra Nevada Mountains and link up to the Union Pacific.

     The chief construction engineer of the Union Pacific was General Granville
M. Dodge. He was experienced in railroad building and had also been a successful combat commander in the Union Army. Building a railroad through uninhabited areas, fighting Indians along the way, matched Dodge's abilities perfectly. The railroad "army" Dodge commanded was made up of 10,000 workmen plus 10,000 draft animals. Advance parties of surveyors located the route. Graders, who could grade three miles a day on level plains, followed them. The graders operated several hundred miles ahead of the tracklayers. Bridge building gangs could construct major bridges in 30 days or less. To accommodate the workers, a floating civilian population of gamblers, bartenders and prostitutes built temporary towns along the route. During 1867 and 1868, the Union Pacific had periods in which they laid four to seven miles of track per day!/2/

Opening The West

     Low freight rates transformed the country (cheap communication is doing the same thing today). In the 1850s it cost $0.30 per pound to ship goods from St. Joseph, Missouri to Ogden, Utah, a 1,000-mile trip ($0.60 per ton-mile). At this rate, only the most valuable and essential items were worth shipping. The Union Pacific was finished in 1869. By 1880, freight rates were down to $0.02 per ton-mile, one-thirtieth of pre-rail costs. A dozen years later, the rate was less than a penny as competition between railroads forced rates ever lower. New industries were created as the agricultural bounty of the Midwest was made accessible. The introduction of an inexpensive means to ship grain, cattle, coal and mineral ore to the East brought prosperity and wealth to the West. New cities sprung up and old ones withered./3/ Charles F. Adams, Jr., of the Massachusetts Adams', was a serious scholar of the railroads and later became president of the Union Pacific. He wrote in 1871:

     [The railroad] makes the grass grow in the once busy streets of small commercial centers like Nantucket, Salem and Charleston. ...It threatens to make a solitude of the once busy wharves of Boston, and it fills New Hampshire with deserted farms. E Meanwhile San Francisco and Chicago spring up like a very palace of Aladdin.

     Adams was right about San Francisco and Chicago. In 1835, San Francisco was only one shanty. In 1869 it was a big city of 170,000 and booming. The statistics for Chicago are even more remarkable. In 1830 no more that 100 souls survived in "an uninviting swamp." By 1847, there was a town of 8,000; ten years later, 100,000; and in 1869 it was a major city of 300,000 and the fastest growing city in America. /4/

     Investors "downstream from the railroads" -- those that used, rather than ran, the railroads -- made some impressive fortunes. But how successful were the mighty railway companies themselves? Not very. Over the 70 years that marked the strongest period in rail history (1860-1930), most railways went broke at least once because of fierce competition. The different rail companies tried to collude to keep rates up, but always one competitor would break ranks and re-ignite a rate war. Bankruptcies were frequent (as with the airlines today) but the railroads continued to operate in receivership. The Union Pacific itself went bust in 1893. /5/ Adams wrote the following about railroad investments. If you care to, read it twice replacing "railroad" with "Internet". Either way, it works.

     People continuously refer to the brilliant successes in railroad enterprises; they do not so often count the failures....The profits upon railroad enterprises, as a whole, are not excessive; the business is one which affords in this country even less than the average return upon the capital invested in it. [His estimate: no more than 6.8% return on assets, and this was before the depression of 1873.]/6/

     Railroads were the dominant industry from 1860 to 1930, but have been displaced by truck lines. Today, the railroad industry makes up only 0.4% of the S&P 500. Pop quiz: Name one of the manufacturers of steam locomotives in 1900./7/

     The Internet is promoting growth in much the same way the railroads did. Competition among Internet companies is preventing them from making substantial profits but companies that have learned how to use the Internet to improve their operations -- many of those stodgy "Old Economy" names -- are discovering new avenues for growth and profits.

/s/ Ralph Wanger
Ralph Wanger
Chief Investment Officer, Wanger Asset Management, L.P.
Lead Portfolio Manager, Acorn Fund

--------------------------------------------------------------------------------
A.M. Kelly in New York has published a series of historic business books referenced in this essay. They include:
/1/ The Commercial Crisis 1847-48 (1840), Evans, D. Morier, 1969, p. 23-38.
/2/ History of the Union Pacific (1923), Trottman, Nelson, 1966, p. 7, 22, 61. /3/ History of the Union Pacific Railway (1895), White, Henry K, 1973, p. 71. /4/ Chapters of Erie (1871), Adams, Charles F. and Henry, 1967, p. 346-347.
/5/ History of the Union Pacific Railway (1895), op. cit., p. 61.
/6/ Chapters of Erie (1871), op. cit., p. 410.
/7/ Locomotive manufacturers in 1900 included Baldwin and American Locomotive.
    Both still exist today as part of holding companies, but they are not major names.

In a Nutshell

[photos here]

Acorn Fund fell 1.8% in the second quarter. The Fund fared better than the small-and mid-cap indexes, which were down more than 3%, and performed in line with the Lipper Small Cap Core Index (see Page 1 for performance data).

     Biotech stocks posted strong returns again this quarter. Myriad Genetics jumped 146% while Protein Design Labs doubled in value. Inhale Therapeutics rose 36%.

     Takeovers also posted good results. Specialty chemical company Lilly Industries bloomed 144% as it agreed to be acquired by Valspar, a manufacturer and distributor of paint and coatings. Money manager Pioneer Group soared 81% on news that Unicredito, an Italian asset manager, plans to acquire its asset management business. Neuberger Berman and Phoenix Investment Partners, rose in sympathy, gaining 66% and 37%, respectively.

     Freight forwarders and logistics companies have been long-time favorites of the Fund as they benefit from ever-improving technology. The group delivered solid returns in the second quarter as Forward Air flew in a 70% return, C.H. Robinson increased 33%, and Expeditors International imported a 20% profit.

Acorn's technology underweighting helped performance relative to our benchmarks but our tech stocks did hurt absolute returns.

     Technology stocks fell in the quarter. Acorn's technology underweighting helped performance relative to our benchmarks but our tech stocks did hurt absolute returns. Micros Systems became a micro stock, collapsing 70% on the announcement of an earnings shortfall. Aztec Consulting dropped 73%.

     Our foreign holdings declined 23%, giving up some of the magnificent 139% gain booked last year. Japan's Softbank -- Acorn's top holding at year-end 1999 -- fell 54%. Since January, we've sold half of our Softbank position at healthy prices, keeping much of last year's profit. Other difficult foreign holdings were WM Data, a Swedish computer services company, off 39%, and Star Cruises (Singapore), which plunged 38%.

     Taking advantage of a discount in the telecom and media sectors, we bought select cable television stocks that dipped into our buy target price range. We took positions in Mediacom Communications and Insight Communications and added to Classic Communications. Several Internet-related stocks also appeared attractive; we increased exposure to Getty Images, a license holder of photographs used in publications and electronic media, and Information Holdings, a publisher of information used in professional and academic settings.

     Like technology weightings today, in 1979 money managers traditionally held close to a 30% position in energy. In the early 1980s, however, low prices and abundant supply took oil and gas production and service companies out of the stock market limelight. Now, after a 20-year hiatus, we are reintroducing "energy matters" as a theme in the portfolio. Increased use of gas in electricity plants is driving natural gas prices upward and has improved the returns of North American natural gas companies. We hiked our existing energy positions and added new stocks including Canadian Hunter, a Canadian gas producer, Enerflex, a Canadian gas compressor company, and Carbo Ceramics, which sells productivity enhancing materials for gas wells. As a result of purchases and appreciation, our energy weighting doubled to 11%.

      Scouring the IPO Wreckage

For decades companies went public after they posted profits or at least saw some positive cash flow. A few years ago, an initial public offering boom began, and more recently it got out of hand. Good companies went public at outrageous prices and lousy companies went public without even attempting to present viable business models. Predictably, the boom busted, and many 1999 and early 2000 IPO stocks collapsed. With their demise came opportunity. In scouring the wreckage for soundly structured businesses now selling at attractive stock prices, we unearthed Mediacom Communications, a suburban and rural cable TV company run by seasoned management and selling at below half of its takeover value. As of the end of the quarter, Mediacom was up 85% from our average cost.

/s/ Ralph Wanger
    Ralph Wanger
    Lead Portfolio Manager

/s/ Charles P. McQuaid
    Charles P. McQuaid
    Co-Portfolio Manager

Because of recent market volatility, short-term performance of the Fund or its portfolio holdings may be different than stated as of 6/30/00.

Acorn Fund
At a Glance                                                 Ticker Symbol: ACRNX

Pretax and After-tax Average Annual Total Returns
--------------------------------------------------------------------------------
Through June 30, 2000

                              1 Year                               5 Years                                10 Years

                       After-  After-tax W/    Tax              After- After-tax W/    Tax           After-  After-tax W/    Tax
               Pretax  tax     redemption    Efficiency Pretax  tax    redemption  Efficiency Pretax tax     redemption  Efficiency
Acorn Fund      17.77%  12.44%   15.35%         70.0%   18.26% 15.02%  14.30%        82.3%    16.53%  14.07%   13.32%      85.1%

Small Blend
Category Avg.*  17.77%  15.98%     NA           89.9%+  15.30% 12.74%     NA        83.3%+    13.03%  10.46%     NA        80.3%+

Small Growth
Category Avg.*  55.14%  51.90%     NA           94.1%+  20.86% 18.21%     NA        87.3%+    17.12%  14.79%     NA        86.4%+

*Source: Morningstar, Inc. Morningstar listed the Fund in the Small Growth
 Category as of 6/30/00 but the Fund has also regularly appeared in the Small Blend Category so we are showing both.

+Calculated by Wanger Asset Management using Morningstar data.

"NA" indicates information not available from Morningstar. Morningstar does not provide after-tax w/ redemption returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects.

Acorn Fund Portfolio Diversification
     as a % of net assets, as of 6/30/00

                                  [Pie chart]
                                                       13.6% Finance

24.6%  Information

       Software & Services 11.2%
       Computer Related Hardware 6.9%                  11.0% Consumer
       Telecom 3.3%                                          Goods/Services
       Media 3.2%

8.8%   Other*

6.0%   Real Estate                                     11.7% Foreign Equities

7.6%   Industrial
       Goods/Services

                                                       9.0%  Energy/Minerals

7.7%   Health Care

*Other includes cash and other assets less liabilities of 7.2%.

The Value of a $10,000 Investment in Acorn Fund
June 10, 1970 through June 30, 2000

This graph compares the results of $10,000 invested in the Acorn Fund on June 10, 1970 (the date the Fund shares were first offered to the public) to the S&P 500 Stock Index. The S&P 500 provides a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Small-cap stocks are often more volatile and less liquid than larger company stocks.

Acorn Fund NAV on 06/30/00: $17.22


                        [GRAPH APPEARS HERE]

                       Acorn Fund ($)     S & P 500($)

        6/10/70             $   10,000.00         $ 10,000.00
        6/30/70             $    9,694.96         $  9,819.82
                            $   12,022.83         $ 11,481.19
        12/31/70            $   13,586.67         $ 12,676.21
                            $   17,020.50         $ 13,905.67
                            $   17,397.32         $ 13,928.19
                            $   17,571.46         $ 13,846.05
        12/31/71            $   17,828.47         $ 14,489.93
                            $   20,119.24         $ 15,323.26
                            $   20,562.03         $ 15,425.28
                            $   18,962.10         $ 16,029.41
        12/31/72            $   19,367.63         $ 17,241.65
                            $   16,566.54         $ 16,399.05
                            $   13,634.79         $ 15,453.10
                            $   16,831.14         $ 16,196.34
        12/31/73            $   14,765.21         $ 14,708.53
                            $   15,014.52         $ 14,293.85
                            $   12,506.93         $ 13,212.77
                            $    9,689.46         $  9,888.71
        12/31/74            $   10,690.52         $ 10,816.11
                            $   13,016.27         $ 13,298.89
                            $   15,951.13         $ 15,341.81
                            $   13,640.38         $ 13,660.57
        12/31/75            $   13,945.07         $ 14,842.34
                            $   18,952.95         $ 17,065.45
                            $   20,502.11         $ 17,486.75
                            $   20,724.01         $ 17,819.29
        12/31/76            $   23,045.01         $ 18,394.28
                            $   23,906.83         $ 17,024.38
                            $   26,615.44         $ 17,587.44
                            $   25,625.38         $ 17,097.24
        12/31/77            $   27,168.08         $ 17,077.37
                            $   26,754.03         $ 16,234.76
                            $   30,094.08         $ 17,616.59
                            $   34,745.67         $ 19,142.82
        12/31/78            $   31,776.68         $ 18,199.52
                            $   36,376.09         $ 19,492.58
                            $   40,131.51         $ 20,023.85
                            $   45,298.63         $ 21,555.38
        12/31/79            $   47,790.43         $ 21,585.85
                            $   42,258.39         $ 20,696.87
                            $   49,111.66         $ 23,489.67
                            $   56,696.98         $ 26,124.80
        12/31/80            $   62,594.14         $ 28,602.28
                            $   65,118.86         $ 28,997.09
                            $   64,184.59         $ 28,330.68
                            $   54,131.51         $ 25,431.90
        12/31/81            $   58,004.84         $ 27,195.28
                            $   53,546.39         $ 25,206.68
                            $   53,692.23         $ 25,066.24
                            $   56,586.13         $ 27,953.10
        12/31/82            $   68,207.61         $ 33,053.79
                            $   77,580.23         $ 36,364.60
                            $   87,777.18         $ 40,401.43
                            $   85,388.87         $ 40,347.11
        12/31/83            $   85,388.87         $ 40,510.07
                            $   80,298.09         $ 39,538.95
                            $   79,416.93         $ 38,524.11
                            $   87,718.95         $ 42,257.55
        12/31/84            $   89,044.97         $ 43,051.14
                            $   99,746.10         $ 47,004.50
                            $  107,107.02         $ 50,451.78
                            $  103,142.39         $ 48,386.33
        12/31/85            $  117,142.49         $ 56,710.39
                            $  132,667.70         $ 64,708.53
                            $  141,428.67         $ 68,522.79
                            $  132,004.50         $ 63,742.71
        12/31/86            $  136,843.05         $ 67,294.65
                            $  160,298.29         $ 81,664.02
                            $  164,942.45         $ 85,763.12
                            $  180,518.52         $ 91,420.24
        12/31/87            $  142,992.51         $ 70,828.03
                            $  159,366.10         $ 74,860.89
                            $  169,946.42         $ 79,847.64
                            $  173,543.17         $ 80,117.91
        12/31/88            $  178,370.18         $ 82,591.41
                            $  192,253.23         $ 88,447.27
                            $  204,223.07         $ 96,254.64
                            $  226,493.46         $106,562.00
        12/31/89            $  222,681.33         $108,761.26
                            $  217,233.62         $105,490.20
                            $  229,685.52         $112,125.07
                            $  175,081.35         $ 96,715.69
        12/31/90            $  183,674.24         $105,385.53
                            $  219,033.08         $120,692.90
                            $  226,533.44         $120,416.00
                            $  246,203.85         $126,856.12
        12/31/91            $  270,640.85         $137,492.05
                            $  293,112.00         $134,018.28
                            $  278,828.01         $136,567.30
                            $  289,723.32         $140,877.05
        12/31/92            $  336,210.38         $147,927.93
                            $  368,609.61         $154,428.99
                            $  393,410.52         $155,181.51
                            $  429,427.62         $159,193.16
        12/31/93            $  444,888.87         $162,881.56
                            $  420,332.28         $156,703.76
                            $  404,705.36         $157,363.54
                            $  431,587.92         $165,056.97
        12/31/94            $  411,750.28         $165,031.80
                            $  423,187.78         $181,100.95
                            $  458,845.90         $198,387.65
                            $  496,103.89         $214,154.74
        12/31/95            $  497,406.80         $227,046.90
                            $  535,443.79         $239,231.58
                            $  572,749.30         $249,969.53
                            $  584,766.19         $257,697.40
        12/31/96            $  609,569.17         $279,177.27
                            $  594,573.12         $286,661.37
                            $  674,822.25         $336,707.74
                            $  767,343.97         $361,926.34
        12/31/97            $  761,852.26         $372,319.82
                            $  853,328.34         $424,256.76
                            $  850,977.75         $438,265.77
                            $  684,966.59         $394,671.44
        12/31/98            $  807,685.20         $478,724.17
                            $  778,924.89         $502,575.52
                            $  901,843.77         $537,999.47
                            $  883,409.10         $504,403.82
        12/31/99            $1,077,255.41         $579,455.48
                            $1,081,906.27         $592,744.17
       6/30/2000            $1,062,104.69         $576,998.01


Fund Net Assets as of 6/30/00: $3,817.6 million
     Acorn Fund Top 10 Holdings

SEI Investments                              1.9%
Mutual Fund Administration
Harley-Davidson                              1.8%
Motorcycles & Related Merchandise
AmeriCredit                                  1.7%
Auto Lending
Expeditors International of
Washington                                   1.7%
International Freight Forwarder
Liberty Media Group, AT&T                    1.7%
Cable & Satellite Programming
Myriad Genetics                              1.6%
Gene Discovery & Diagnostic Products
International Game
Technology                                   1.6%
Slot Machines & Progressive Jackpots
Serco Group (United Kingdom)                 1.5%
Facilities Management
Dynegy                                       1.5%
Natural Gas & Electric Processing,
Production and Marketing
First Health Group                           1.4%
PPO Network

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn International
     >In a Nutshell

[PHOTOS HERE]

Acorn International had a rough second quarter, declining 14.2%. Year-to-date, we are down 3.8%, slightly behind the Lipper International Small Cap Funds Index and the EMI benchmark, but in line with the larger cap Lipper International Funds Index and the EAFE benchmark.

     The spring meltdown affected the portfolio particularly in Japan where many of our holdings had a higher correlation with the Nasdaq than we anticipated; and among the IT service stocks in Europe, where growth has slowed post-Y2K. A few Singapore names, Star Cruises in particular, returned to earth after remarkable runs last year. We did a lot of selling in March and April to lock in gains and reduce exposure to vulnerable sectors. On the other hand, our largest position in the Fund at quarter end, Li & Fung, doubled over the six months, giving us a welcome gain for the period of $70 million.

We have given back some ground relative to the first quarter, but have preserved most of last year's 79.2% return. We are enjoying buying back positions at substantial discounts to where we sold them less than three months ago.

While market corrections are unpleasant, they need to be seen in the context of what precedes them. The Fund enjoyed an exceptionally strong 1999, as evidenced by our trailing 12-month return of 47.6% through June 30, 2000. We have given back some ground relative to the first quarter, but have preserved most of last year's 79.2% return. We are enjoying buying back positions at substantial discounts to where we sold them less than three months ago (see box).

     Meanwhile, the world of equity investing outside the United States is changing faster than we ever imagined it would. In continental Europe alone, companies issued $153 billion worth of new equity last year, while the comparable figure for this year through June is $92 billion. A good chunk of this cash is funding young, fast-growing enterprises going public for the first time. Buyers of small-to mid-cap stocks, like Acorn International, should benefit from a larger pool of stocks from which to choose, and a growing interest by locals in owning stocks.

     As ever, we remain committed to finding the best companies in the world. Our philosophy is to own them through up and down market cycles, allowing value to build for shareholders over time (despite an occasional opportunistic trade!). Li & Fung first entered the Acorn International portfolio in 1994. Even before this year's 100% rise, we had made six times our original investment. No one can predict when any given stock will perform, but if our core holdings represent what we believe are high quality global companies with strong long-term prospects, the Fund should do just fine.

/s/ Leah Joy Zell                  /s/ Margaret M. Forster
Leah Joy Zell                      Margaret M. Forster
Lead Portfolio Manager             Co-Portfolio Manager

          U-Turn
     -------------------------------------------

UnitedGlobalCom owns cable television franchises in 23 countries, making it the largest broadband communication company outside the United States. It had been in the portfolio for more than five years until March, when we sold our stake because the valuation was too rich. In the "tech wreck" of April and May, we bought back more than we sold, at less than half the price. Since then, the company announced a deal with Liberty Media, involving the merger of cable assets in Europe and Latin America, leaving the combined entity with a stronger balance sheet and the ability to play a leading role in the ongoing consolidation of the cable industry overseas.

Because of recent market volatility, short-term performance of the Fund or its portfolio holdings may be different than stated as of 6/30/00.

Acorn International
     >At a Glance  Ticker Symbol: ACINX

Pretax and After-tax Average Annual Total Returns
     >Through June 30, 2000

                                   1 Year                                          5 Years
                 --------------------------------------------    ---------------------------------------------
                                     After-tax w/     Tax                            After-tax w/      Tax
                 Pretax   After-tax   redemption   Efficiency    Pretax   After-tax   redemption    Efficiency
--------------------------------------------------------------------------------------------------------------
Acorn
International    47.57%     44.37%      30.20%        93.3%      20.61%     19.36%      16.94%         93.9%
--------------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*   27.08%     25.16%         NA         92.9%+     13.48%     11.84%         NA          87.8%+
--------------------------------------------------------------------------------------------------------------

                                  Life of Fund
                   ---------------------------------------------
                                       After-tax w/      Tax
                   Pretax   After-tax   redemption    Efficiency
----------------------------------------------------------------
Acorn
International      19.58%     18.74%      16.69%        95.7%
----------------------------------------------------------------
Foreign Stock
Category Avg.*        NA         NA          NA           NA
----------------------------------------------------------------

*Source: Morningstar, Inc.
+Calculated by Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ redemption returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects.

Acorn International Portfolio Diversification
     >as a % of net assets, as of 6/30/00

[PIE CHART]

19.0% Business Services

8.4%  Financials

4.1%  Health Care

10.7% Consumer
      Goods & Services

10.1% Broadcasting &
      Media Content

8.4%  Industrials

5.5%  Telecom

5.1%  Other Industries

9.0%  Technology Services

11.5% Other*

4.5%  Computer Software

3.7%  Computer Hardware

*Other includes cash and other assets less liabilities.

[GRAPH]
The Value of a $10,000 Investment in Acorn International
     >September 23, 1992 through June 30, 2000

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public) with the EMI World ex-U.S. The EMI World ex-U.S. is Salomon Brothers' index of the bottom 20% of institutionally investable capital of non-U.S. countries. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Investments in foreign securities have special risks. Refer to your prospectus for details.

Acorn International NAV as of 6/30/00: $32.82

Label      Date   Acorn International  EMI (World ex-US)
--------------------------------------------------------
    1    9/23/92       $10,000          $10,000
---------------------------------------------------
    2    9/30/92       $10,010          $10,053
---------------------------------------------------
    3   12/31/92       $10,690          $ 9,590
---------------------------------------------------
    4    3/31/93       $12,000          $11,027
---------------------------------------------------
    5    6/30/93       $12,920          $12,190
---------------------------------------------------
    6    9/30/93       $13,910          $12,938
---------------------------------------------------
    7   12/31/93       $15,940          $12,573
---------------------------------------------------
    8    3/31/94       $15,850          $13,698
---------------------------------------------------
    9    6/30/94       $15,550          $14,199
---------------------------------------------------
   10    9/30/94       $16,491          $14,099
---------------------------------------------------
   11   12/31/94       $15,334          $13,640
---------------------------------------------------
   12    3/31/95       $14,811          $13,556
---------------------------------------------------
   13    6/30/95       $15,727          $13,550
---------------------------------------------------
   14    9/30/95       $16,824          $14,086
---------------------------------------------------
   15   12/31/95       $16,703          $14,355
---------------------------------------------------
   16    3/31/96       $18,203          $15,179
---------------------------------------------------
   17    6/30/96       $19,593          $15,849
---------------------------------------------------
   18    9/30/96       $19,362          $15,491
---------------------------------------------------
   19   12/31/96       $20,153          $15,393
---------------------------------------------------
   20    3/31/97       $20,585          $15,111
---------------------------------------------------
   21    6/30/97       $21,808          $16,196
---------------------------------------------------
   22    9/30/97       $21,660          $15,542
---------------------------------------------------
   23   12/31/97       $20,190          $13,946
---------------------------------------------------
   24    3/31/98       $23,857          $16,345
---------------------------------------------------
   25    6/30/98       $24,335          $16,287
---------------------------------------------------
   26    9/30/98       $20,428          $13,822
---------------------------------------------------
   27   12/31/98       $23,305          $15,641
---------------------------------------------------
   28    3/31/99       $23,574          $15,864
---------------------------------------------------
   29    6/30/99       $27,222          $16,839
---------------------------------------------------
   30    9/30/99       $29,486          $17,694
---------------------------------------------------
   31   12/31/99       $41,761          $19,312
---------------------------------------------------
   32  3/31/2000       $46,808          $19,705
---------------------------------------------------
   33  6/30/2000       $40,171          $19,361
---------------------------------------------------

Fund Net Assets as of 6/30/00: $2,983.7 million
     >Acorn International Top 10 Holdings

Li & Fung (Hong Kong)                                       3.7%
Sourcing of Consumer Goods

Serco Group (United Kingdom)                                3.2%
Facilities Management

Amdocs (Israel)                                             2.5%
Telecommunications Billing &
Customer Care Software

ERG (Australia)                                             2.1%
Smart Card Systems for
Public Transportation

Venture Manufacturing
(Singapore)                                                 2.0%
Electronic Manufacturing Services

Banca Fideuram (Italy)                                      2.0%
Life Insurance & Mutual Funds

Capita Group
(United Kingdom)                                            1.7%
Outsourcing Services

Star Cruises (Singapore)                                    1.7%
Cruise Line

Dimension Data (South Africa)                               1.7%
Networks & Computer Services

Rhoen Klinikum (Germany)                                    1.6%
Hospital Management

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

In a Nutshell

[PHOTO APPEARS HERE]

Hitting its first rough patch since its launch four years ago, Acorn USA fell 15.1% during the quarter vs. the Russell 2000, which dropped 3.8%. While short-term performance lagged, the Fund's 14.6% return outscores the Russell's 13.5% gain since its inception (9/4/96 - 6/30/00).

     What happened? As you might expect, the (mis)behavior of our technology holdings hurt the Fund's overall performance. In an unfortunate reversal, the tech names that have punished us so far in 2000 are the same stocks that pushed the Fund to the top of our peer group during the second half of last year.

     Despite the wrenching readjustment we've been through, many of our top holdings are strong growth companies trading at record-low valuations. When investors start looking for quality, we think these names should get attention, pushing valuations back upward.

     Internet businesses are difficult to value so most investors let the stock market dictate value and follow its lead. We know Internet stocks are worth something. Our goal is to buy them at reasonable values. We paid reasonable prices for the "real world" businesses of Micros Systems, Project Software and Aztec Technology, without having to pay much for the upside potential of their Internet ventures. During the Internet rally in the second half of 1999, these companies doubled or tripled as the market fell in love with every Internet possibility. Last quarter, however, the romance was over. These same businesses were hurt by their Internet association and are essentially back where they started. In addition, revenue shortfalls announced by Micros Systems, RCN and Sykes Enterprises crushed their stock prices.

     While our technology exposure has hurt Fund performance, we want to assure shareholders that we are not being overly aggressive in this area. As of June 30, 24% of the Fund's assets were invested in technology stocks, with an additional 12% in communications stocks, some of which mimic the techs (RCN, a new age fiber optics telecom network) and some of which act nothing like a tech stock (Commonwealth Telephone, a local phone company). Overall, our tech weighting has been, and remains, close to the small-cap benchmark weighing.

     Despite the wrenching readjustment we've been through, many of our top holdings are strong growth companies trading at record-low valuations. When investors start looking for quality, we think these names should get attention, pushing valuations back upward.

/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

--------------------------------------------------------------------------------

     It's Electric!
   ------------------

Dynegy was a thinly-traded natural gas processing company (going by the name of NGC Corp) when we started buying it in 1996. Already a force in the gas trading business, Dynegy had grand designs on the much larger and newly deregulated electricity industry. Dynegy had the trading smarts to tackle the complexities of the U.S. electricity market but needed its own source of electricity. It got that last year by acquiring Illinova, an Illinois electric utility. Wall Street ignored Dynegy's deft strategic move, allowing our energy analyst, Jason Selch, to buy more of the undervalued stock late in 1999. The market finally saw the light this year and recognized Dynegy as a true electric powerhouse, doubling the stock price.

--------------------------------------------------------------------------------

Because of recent market volatility, short-term performance of the Fund or its portfolio holdings may be different than stated as of 6/30/00.

At a Glance                                                 Ticker Symbol: AUSAX

Pretax and After-tax Average Annual Total Returns
--------------------------------------------------------------------------------
Through June 30, 2000

             -----------------------------------------------------------------------------------------------------------------------
                               1 Year                                   3 Years                             Life of Fund
             -----------------------------------------------------------------------------------------------------------------------
                     After-   After-tax      Tax             After-   After-tax      Tax             After-   After-tax       Tax
             Pretax   tax    redemption  Efficiency  Pretax   tax    redemption  Efficiency  Pretax   tax    redemption   Efficiency
------------------------------------------------------------------------------------------------------------------------------------
Acorn USA   -4.62%   -6.57%    -0.67%        NM       8.11%  6.43%      6.39%      79.3%    14.59%   13.19%     11.90%      90.4%
------------------------------------------------------------------------------------------------------------------------------------
Small Blend
Category
Avg.*       17.77%   15.98%      NA        89.9%+    10.08%  8.20%       NA        81.3%+      NA      NA        NA          NA
------------------------------------------------------------------------------------------------------------------------------------

*Source: Morningstar, Inc.

+Calculated by Wanger Asset Management using Morningstar data.

"NM" indicates data is not meaningful because returns were negative.

"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ redemption returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects.
--------------------------------------------------------------------------------

Acorn USA Portfolio Diversification
--------------------------------------------------------------------------------
     >as a % of net assets, as of 6/30/00           [Pie Chart Appears Here]

48.0% Information

      Software & Services 9.2%
      Mobile Communications 9.2%
      Instrumentation 6.8%
      Computer Related Hardware 7.5%
      Business Info & Marketing Services 5.7%
      Computer Services 3.9%
      Telecom 3.4%
      Media 2.3%
11.0% Other*

4.9%  Consumer
      Goods/Services

10.8% Finance

9.5%  Energy/Minerals

8.1%  Industrial
      Goods/Services

7.7%  Health Care

*Other includes cash and other assets less liabilities of 7.9%.
--------------------------------------------------------------------------------
[GRAPH]
The Value of a $10,000 Investment in Acorn USA
--------------------------------------------------------------------------------
     >September 4, 1996 through June 30, 2000

This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public) to the Russell 2000 Index. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains.

Past performance does not guarantee future results. The

investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less that their original cost. Small-cap stocks are often more volatile and less liquid than larger company stocks.

Acorn USA NAV as of 6/30/00: $13.74

Lable                   A                       B
-------------------------------------------------------
    Date                Acorn USA ($)    Russell 2000 ($)
   9/4/96                $ 10,000                $ 10,000
  9/30/96                $ 10,720                $ 10,360
 12/31/96                $ 11,650                $ 10,899
  3/31/97                $ 11,480                $ 10,335
  6/30/97                $ 13,320                $ 12,011
  9/30/97                $ 15,340                $ 13,798
 12/31/97                $ 15,413                $ 13,335
  3/31/98                $ 17,401                $ 14,678
  6/30/98                $ 17,525                $ 13,993
  9/30/98                $ 14,151                $ 11,174
 12/31/98                $ 16,305                $ 12,997
  3/31/99                $ 15,016                $ 12,292
  6/30/99                $ 17,650                $ 14,203
  9/30/99                $ 16,866                $ 13,305
 12/31/99                $ 20,059                $ 15,759
3/31/2000                $ 19,820                $ 16,876
4/30/2000                $ 17,568                $ 15,860
5/31/2000                $ 16,526                $ 14,936
6/30/2000                $ 16,834                $ 16,238
-------------------------------------------------------
--------------------------------------------------------------------------------

Fund Net Assets as of 6/30/00: $305.0 million
--------------------------------------------------------------------------------
     >Acorn USA Top 10 Holdings

Telephone and Data Systems                                  6.1%
Cellular & Telephone Services

Dynegy                                                      4.0%
Natural Gas & Electric Processing,
Production and Marketing

JDA Software                                                3.8%
Applications/Software & Services for Retailers

First Health                                                3.7%
PPO Network

Perkin Elmer                                                3.4%
Analytical Instruments for Biotech/Telecom

AmeriCredit                                                 3.4%
Auto Lending

Tektronix                                                   3.4%
Analytical Instruments

Micros Systems                                              3.2%
Information Systems for
Restaurants & Hotels

Conectiv                                                    2.7%
Electric Utility

Lincare Holdings                                            2.3%
Home Health Care Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------

Acorn Foreign Forty
     >In a Nutshell

[PHOTO APPEARS HERE]



U.S. technology market volatility caused tremors around the globe during the second quarter creating a challenging investment environment for Acorn Foreign Forty. The Fund dropped 14.0% vs. the EAFE Index, off 4.0%, and the SSB World ex U.S. Cap Range Index, down 0.5%. While the Fund's quarterly performance lagged its benchmarks, one-year and life-of-fund returns were still well ahead of comparative indexes (see Page 1 for additional performance information).

     Recent additions to Acorn Foreign Forty served the Fund well during the quarter. ERG Limited, an Australian producer of smart cards used in public transportation and telecommunications, was up nearly 74%. Newcomer Saipem, an Italian provider of offshore oil services, was up 31%, and Computershare, an Australian financial software company, saw a 30% gain. Among our veteran holdings, SSL International, a UK health care provider, rose 23% and Pargesa, a Swiss conglomerate, gained nearly 21%.

     Meanwhile, strong long-term performers gave back some ground over the three months. Canada's ATI Technologies, a manufacturer of graphic chips, plummeted nearly 52% after announcing component shortages that would keep it from meeting earnings estimates. Telecommunication stocks also declined, hurting UK telecom company Thus, off 46%, and Japanese call center operator Bellsystem24, down 42%. Singapore-based Star Cruises hit choppy water, sinking nearly 40% on news of slowing demand across the cruise industry. However, we remain optimistic about Star's Asian prospects.

     While this was a tough quarter for the Fund, we are heartened by the rapid expansion taking place in international equity markets and by the Fund's strong finish (up 4.9% in June). We believe the quarter's corrections were overdue and that a renewed emphasis on valuation will become increasingly important.

While this was a tough quarter for the Fund, we are heartened by the rapid expansion taking place in international equity markets and by the Fund's strong finish (up 4.9% in June).



                          Making the
                                   Internet

As an Internet infrastructure company like Cisco, Sun or Nortel, how do you grow when your manufacturing plants aren't keeping pace with demand? You form partnerships with companies that are focused on electronics manufacturing and outsource production to them. One of our favorite names in this business is Canada's Celestica. The third largest EMS (Electronic Manufacturing Services) company in the world, its revenues are expected to exceed $7 billion this year. The EMS industry is changing the landscape for technology and telecommunications manufacturing, allowing companies like Cisco to focus on what they do best: research and development, acquiring new technologies and marketing. Celestica has the opportunity to provide manufacturing services to a wide range of great companies, growing with these companies and their products. Recently, large telecom firms (Lucent, Nortel) have begun to outsource production to EMS companies, providing a major source of new growth.



/s/ Marcel P. Houtzager       /s/ Roger Edgley
------------------------      ------------------------------
Marcel P. Houtzager           Roger Edgley
Co-Portfolio Manager          Co-Portfolio Manager



Acorn Foreign Forty is a non-diversified fund. This may make the fund's returns more volatile than a more diversified fund.

Because of recent market volatility, short-term performance of the Fund or its portfolio holdings may be different than stated as of 6/30/00.

Acorn Foreign Forty
     >At a Glance                                           Ticker Symbol: ACFFX

Pretax and After-tax Average Annual Total Returns
--------------------------------------------------------------------------------
     >Through June 30, 2000

                                             1 Year                                          Life of Fund
                           Pretax   After-tax  After-tax w/  Tax          Pretax   After-tax    After-Tax W/    Tax
                                               redemption    Efficiency                         redemption      Efficiency
--------------------------------------------------------------------------------------------------------------------------
Acorn Foreign Forty          51.43%     51.02%       31.25%        99.2%   53.29%      52.94%         43.43%           99.3%
---------------------------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*               27.08%     25.16%         NA          92.9%+    NA          NA             NA              NA
----------------------------------------------------------------------------------------------------------------------------

*Source: Morningstar, Inc.
+Calculated by Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ redemption returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects.

--------------------------------------------------------------------------------

Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
     >as a % of net assets, as of 6/30/00


                                  [PIE CHART]

                                         0.9%   Energy & Minerals
         16.1%  Finance

                                         2.3%   Other*

         10.3%  Consumer
                Goods/Services

                                         58.9%  Information

         8.6%   Industrial                      Telephone Services 10.8%
                Goods/Services                  Computer Services 7.3%
                                                Software & Services 5.0%
                                                TV Broadcasting 11.7%
         2.9%   Health Care                     Transaction Processors 6.7%
                                                Business Software 7.9%
                                                Telecom 5.5%
                                                Computer Related Hardware 4.0%


                   *Other includes cash and other assets less liabilities.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Acorn Foreign Forty

     >November 23, 1998 through June 30, 2000

This graph compares the results of $10,000 invested in Acorn Foreign Forty on November 23, 1998 (the date Fund shares were first offered to the public) to the EAFE Index. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The index and Fund returns include reinvested dividends and capital gains.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Investments in foreign securities have special risks. Refer to your prospectus for details.

Acorn Foreign Forty NAV on 6/30/00: $19.67

                              [GRAPH APPEARS HERE]

             Label                 A                       B
------------------------------------------------------------------
Label    Date              Acorn Foreign Forty($)    EAFE ($)
------------------------------------------------------------------
    1        Nov 23, 98                     $10,000       $10,000
    2        Dec 31, 98                     $11,000       $10,411
    3        Jan 31, 99                     $11,790       $10,381
    4        Feb 28, 99                     $11,590       $10,133
    5        Mar 31, 99                     $11,980       $10,556
    6        Apr 30, 99                     $12,240       $10,980
    7        May 30, 99                     $12,170       $10,418
    8        Jun 30, 99                     $13,110       $10,825
    9        Jul 31, 99                     $13,511       $11,146
   10        Aug 30, 99                     $13,771       $11,187
   11        Sep 30, 99                     $13,621       $11,300
   12        Oct 31, 99                     $14,132       $11,723
   13        Nov 30, 99                     $16,999       $12,130
   14        Dec 31, 99                     $19,975       $13,219
   15      Jan 31, 2000                     $19,665       $12,379
   16      Feb 29, 2000                     $24,245       $12,712
   17      Mar 31, 2000                     $23,093       $13,205
   18      Apr 30, 2000                     $21,258       $12,510
   19      May 31, 2000                     $18,923       $12,204
   20      Jun 30, 2000                     $19,853       $12,682
------------------------------------------------------------------

Fund Net Assets as of 6/30/00: $143.8 million
     >Acorn Foreign Forty Top 10 Holdings

Amdocs (Israel)                       5.6%
Telecommunications Billing &
Customer Care Software

ERG (Australia)                       4.3%
Smart Card Systems for
Public Transportation

Venture Manufacturing
(Singapore)                           4.0%
Electronic Manufacturing Services

Audiofina (Belgium)                   3.7%
TV & Radio Stations

Star Cruises (Singapore)              3.6%
Cruise Line

Comverse Technology (Israel)          3.6%
Voicemail & Related Systems

Banca Fideuram (Italy)                3.5%
Life Insurance & Mutual Funds

Irish Life & Permanent (Ireland)      3.2%
Life Insurance

Netcom (Sweden)                       3.1%
Telecommunication Services

Celestica (Canada)                    3.0%
Electronic Manufacturing Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Twenty

>In a Nutshell

[PHOTO APPEARS HERE]

Acorn Twenty finished the second quarter up 1.1%, ahead of the S&P MidCap 400's 3.3% loss and the S&P 500's 2.7% drop. The Fund's concentrated strategy drove the quarter's outperformance with four stocks posting gains of 30% or better.

Several of the Fund's winners shared a common theme: They provide tools to high-growth industries like technology, telecommunications, and the life sciences.

     Several of the Fund's winners shared a common theme: They provide tools to high-growth industries like technology, telecommunications, and the life sciences. Techne, for example, rose 88% during the quarter as investors realized biotech and drug companies will likely increase spending on the company's cytokines (cellular proteins used to test drug/cell interaction) and reagents (enzymes used in chemical reactions as catalysts) now that the human genome has been sequenced. Similarly, Waters gained 31% as growth accelerated in its mass spectrometry (a devise used to measure the molecular weight of a substance using light) business due to increased protein analysis following the gene sequencing breakthrough. Tektronix, a winner last quarter, rose 32% after reporting strong results in its test and measurement instrument business, which sells products to the high-growth technology and telecommunications industries.

     Two significant losers during the quarter were Reynolds & Reynolds, a manufacturer of business forms and computer systems used by car dealers, and H&R Block, a familiar name in tax preparation services. Reynolds & Reynolds lost 32% after announcing a dilutive equity transaction with partner General Motors. H&R Block fell 27% on disappointing earnings news that followed this year's tax season. Both of these names have strong franchises in growing industries and generate significant cash flow. Therefore, we are willing to be patient until the market comes to appreciate the value of their businesses.

     While the overall market was shaken by volatility in the technology sector during the quarter, Acorn Twenty continues to follow the "downstream from technology" approach. This theme is not only prevalent in stocks mentioned previously, but also in more prosaic industries. Herman Miller, for example, manufactures office furniture, hardly a high-tech industry. Miller does, however, use technology extensively to provide customers with three-dimensional product models on its web page. By taking advantage of technology's increasing power and decreasing price, Miller has become the premier company within its industry.

     Ending the quarter on a high note, Acorn Twenty was up 9.3% in June. The market appears to be favoring mid-cap stocks, as this group has outperformed large- and small-cap stocks so far this year.* This environment should prove favorable to the Fund's concentrated, mid-cap approach going forward.

/s/ John H. Park

John H. Park
Lead Portfolio Manager

--------------------------------------------------------------------------------

Hidden Earnings
------------------------
            Uncovered

Techne is the leading manufacturer of cytokines (cellular proteins used to test drug/cell interaction) and reagents (enzymes used in chemical reactions as catalysts) used by biotechnology and pharmaceutical companies to run tests in drug manufacturing. Techne is highly profitable with 76% gross margins, lots of free cash and sales growth of 16% per year. In 1998, Techne bought the research products business of Genzyme for $42 million. While most companies amortize goodwill over 20 or more years, Techne's conservative management amortizes goodwill over six years. Thus, earnings per share were reduced by 30 cents. We added back the amortization expense in our analysis and concluded that Techne was reasonably priced given its strong growth prospects. The stock has more than doubled since our initial purchase and is the Fund's second largest position.

--------------------------------------------------------------------------------

*As of June 30, 2000, the S&P MidCap 400 was up 8.97% while the large-cap focused S&P 500 was down 0.42% and the small-cap Russell 2000 Index posted a 3.04% return.

Because of recent market volatility, short-term performance of the Fund or its portfolio holdings may be different than stated as of 6/30/00.

Acorn Twenty

>At a Glance                                           Ticker Symbol:ACTWX

Pretax and After-tax Average Annual Total Returns
--------------------------------------------------------------------------------------------------------------------------
     >Through June 30, 2000
                                          1 Year                                             Life of Fund

                                  After-   After-tax w/     Tax                        After-    After-tax w/      Tax
                        Pretax     Tax     redemption    Efficiency         Pretax      Tax       redemption     Efficiency
---------------------------------------------------------------------------------------------------------------------------
Acorn Twenty             9.81%    7.55%      6.83%         77.0%            25.06%     23.45%       19.82%       93.6%
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
Category Avg.*          11.87%    9.48%        NA          79.9%(+)            NA         NA          NA          NA
---------------------------------------------------------------------------------------------------------------------------

*Source: Morningstar, Inc.

+Calculated by Wanger Asset Management using Morningstar data.

"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ redemption returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects.
--------------------------------------------------------------------------------

Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
   >as a % of net assets, as of 6/30/00

[Pie Chart appears here]

5.6%  Energy/Minerals

5.7%  Industrial
      Goods/Services

6.1%  Finance

13.9% Consumer
      Goods/Services

14.8% Health Care

2.3%  Other*

51.6% Information

      Instrumentation 19.0%
      Business Info. &
      Marketing Services 11.7%
      Telecom 7.4%
      Contract Manufacturing 6.4%
      Television Programming 3.5%
      Computer Related Hardware 3.6%

*Cash and other assets less liabilities.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Acorn Twenty
   >November 23, 1998 through June 30, 2000

This graph compares the results of $10,000 invested in Acorn Twenty on November 23, 1998 (the date Fund shares were first offered to the public) to the S&P MidCap 400. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The Index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Acorn Twenty is a non-diversified fund. This may make fund returns more volatile than a more diversified fund.

Acorn Twenty NAV on 6/30/00: $13.27

[Graph appears here]

----------------------------------------------------------
----------------------------------------------------------
Date           Acorn Twenty($)      S&P MidCap 400 ($)
----------------------------------------------------------
  Nov 23, 98             $10,000                  $10,000
----------------------------------------------------------
  Dec 31, 98             $10,710                  $11,109
----------------------------------------------------------
  Jan 31, 99             $11,000                  $10,676
----------------------------------------------------------
  Feb 28, 99             $10,710                  $10,117
----------------------------------------------------------
  Mar 31, 99             $11,480                  $10,400
----------------------------------------------------------
  Apr 30, 99             $12,710                  $11,220
----------------------------------------------------------
  May 31, 99             $12,730                  $11,270
----------------------------------------------------------
  Jun 30, 99             $13,040                  $11,872
----------------------------------------------------------
  Jul 30, 99             $13,190                  $11,620
----------------------------------------------------------
  Aug 31, 99             $12,060                  $11,222
----------------------------------------------------------
  Sep 30, 99             $12,110                  $10,875
----------------------------------------------------------
  Oct 31, 99             $12,970                  $11,429
----------------------------------------------------------
  Nov 30, 99             $13,250                  $12,029
----------------------------------------------------------
  Dec 31, 99             $13,700                  $12,744
----------------------------------------------------------
Jan 31, 2000             $13,474                  $12,385
----------------------------------------------------------
Feb 29, 2000             $13,555                  $13,252
----------------------------------------------------------
Mar 31, 2000             $14,171                  $14,361
----------------------------------------------------------
Apr 30, 2000             $13,464                  $13,860
----------------------------------------------------------
May 31, 2000             $13,100                  $13,687
----------------------------------------------------------
Jun 30, 2000             $14,320                  $13,888
----------------------------------------------------------

Fund Net Assets as of 6/30/00: $61.5 million
     >Acorn Twenty Top 10 Holdings

Tektronix    10.8%
Analytical Instruments
Techne    8.7%
Cytokines, Antibodies, other
Reagents for Life Sciences
Jabil Circuit    6.4%
Electronic Manufacturing Services
SEI Investments    6.1%
Mutual Fund Administration
Dynegy    5.6%
Natural Gas & Electric Processing,
Production and Marketing
First Health    5.3%
PPO Network
Herman Miller    5.3%
Office Furniture
Waters    4.7%
Chromatography, Mass Spectrometry, Thermo Analysis
Harley-Davidson    4.6%
Motorcycles & Related Merchandise
Pinnacle Holdings    4.6%
Towers for Cellular, PCS & Paging

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the FundOs holdings.

Acorn Fund

         >Major Portfolio Changes in the Second Quarter

                                       Number of Shares

                                       3/31/00     6/30/00

Additions
----------------------------------------------------------
         Information

Acxiom                                 350,000     550,000
Choicepoint                            356,000     416,000
Classic Communications                 600,000     800,000
ClickSoftware Technologies                   0     846,000
Commonwealth Telephone                 354,000     520,000
Dionex                                 282,000     342,000
Getty Images                           800,000   1,010,000
Infomedia (Australia)                        0     202,000
Information Holdings                   400,000     475,000
Insight Communications                       0     200,000
JD Edwards                                   0     535,000
Kronos                                 713,000     750,000
MAPICS                                 300,000   1,450,000
MDSI Mobil Data Solutions
  (Canada)                                   0     140,000
Mediacom Communications                      0   1,000,000
Micros Systems                         765,000     895,000
Navigant Consulting                    900,000   1,350,000
Nelvana (Canada)                             0     360,000
Objective System Integrators                 0      45,000
Price Communications                   420,000     470,000
Salem Communications                   500,000     750,000
Startec Global Communications          230,000     430,000
TeleSpectrum Worldwide                 765,000   1,000,000
THQ                                    312,000     876,000
Tidel Technologies                     400,000     658,000

         Health Care
----------------------------------------------------------

Syncor International                         0      60,000

----------------------------------------------------------

         Consumer Goods/Services

Airtours (United Kingdom)            1,330,000   1,700,000
Calloway Golf                          200,000     400,000
Carnival                             1,500,000   1,600,000
Gadzooks                               750,000     875,000
Hunter Douglas (Netherlands)           312,439     365,000
Isle of Capri Casino                   934,000   1,140,000
ITT Educational Services             1,000,000   1,175,000
Jones Apparel                          900,000   1,020,000
Helen of Troy                        1,190,000   2,126,000
Hon Industries                         130,000     500,000
Michaels Stores                              0     110,000
Pinnacle Entertainment                 360,000     420,000
Royal Caribbean Cruises                      0     500,000

----------------------------------------------------------
         Finance

Affiliated Managers Group              350,000     800,000
CCB Financial                          198,000     248,000
Chittenden                             414,000     484,000
Neuberger Berman                       742,000     800,000
TCF Financial                          974,000   1,026,000

----------------------------------------------------------

         Industrial Goods/Services

Advanced Lighting Technologies         350,000     435,000
EGL                                          0     100,000
Forward Air                            300,000     355,000
Spartech                               245,000     476,000

----------------------------------------------------------

         Energy/Minerals

Atmos Energy                           600,000     700,000
Basin Exploration                      380,000     460,000
Canadian Hunter Exploration
   (Canada)                                  0     500,000
Carbo Ceramics                               0     180,000
Cross Timbers Oil                    1,715,000   2,363,000
Enerflex Systems (Canada)                    0     430,000
Evergreen Resources                    310,000     620,000
Newpark Resources                    2,000,000   2,730,000
Pennaco Energy                         450,000     876,000
Precision Drilling (Canada)            730,000     800,000
Saipem (Italy)                       2,250,000   3,310,000
US Aggregates                          500,000     600,000

-----------------------------------------------------------

         Other Industries

CH Energy                              130,000     200,000
General Growth Properties              200,000     300,000
SL Green Realty                        730,000     775,000
Utilicorp United                       500,000     875,000

                                                      Principal Amount or
                                                         Number of Shares

                                                       3/31/00    6/30/00

Sales
--------------------------------------------------------------------------
         Information

Activision                                             300,000     150,000
Atos (France)                                          230,000     180,000
Bellsystem24 (Japan)                                     5,000           0
Data Transmission Network                              819,000           0
Entra Data (Sweden)                                    100,000           0
Getronics (Netherlands)                                171,084     425,000
   (includes effect of 3 for 1 stock split)
Metrika Systems                                        232,000           0
Natsteel Electronics (Singapore)                     2,000,000   1,000,000
Onix Systems                                           266,000           0
Pinnacle Holdings                                      350,000     300,000
RCN                                                    584,000     250,000
Softbank (Japan)                                       132,000     360,000
   (includes effect of 200% stock dividend)
Thermo Optek                                           265,000           0
Thermo Optek, 5% Note
   Due 10/15/00                                     $5,000,000           0
Thermo Quest                                           613,000           0
Thermoquest, 5% Note
   Due 8/15/00                                      $1,500,000           0
WM Data Nordic (Sweden)                              1,000,000   4,500,000
   (includes effect of 5 for 1 stock split)
Young Broadcasting                                     772,000     650,000

--------------------------------------------------------------------------
         Health Care

Acuson                                                 443,000           0
CuraGen                                                342,000           0
First Health                                         1,952,000   1,668,000
Genome Therapeutics                                    380,000           0
Lincare Holdings                                     2,000,000     730,000

--------------------------------------------------------------------------

         Consumer Goods/Services

Borders Group                                        1,700,000   1,561,000
MotherNature.com                                       156,000           0
National RV Holdings                                   110,000           0
Panera Bread                                           400,000           0
Quiksilver                                             325,000      50,000
Unifi                                                  600,000     450,000

--------------------------------------------------------------------------
         Finance

Creditrust                                             700,000           0
Pioneer Group                                          730,000     624,000
UICI                                                   863,000     558,000
United Fire & Casualty                                 266,000           0

--------------------------------------------------------------------------
         Industrial Goods

A M Castle                                              95,000           0
Aeroporti di Roma (Italy)                            1,000,000           0

--------------------------------------------------------------------------

         Energy/Minerals

Canadian Natural Resources
   (Canada)                                             95,000           0
Devon Energy                                           600,000     550,000
Equitable Resources                                    900,000     754,000
Hanover Compressor                                     160,000     150,000
   (includes effect of 2 for 1 stock split)
Ulster Petroleums (Canada)                             550,000           0

            >Statement of Investments (unaudited) June 30, 2000


Number of Shares Value (000)
------------------------------------------------------------------------

Number of Shares Value (000)
------------------------------------------------------------------------

Common Stocks and Other
Equity-Like Securities: 92.8%
Information: 29.1%
         Media
               >Broadcasting: 0.7%
   650,000   Young Broadcasting (b)                             $ 16,697
             Television Stations
   750,000   Salem Communications (b)                              6,961
             Radio Stations for Religious Programming
   400,000   Shop at Home (b)                                      1,869
             Television Home Shopping Network
   100,000   Cumulus Media (b)                                       912
             Radio Stations in Small Cities
------------------------------------------------------------------------
                                                                  26,439

               >Television Programming/CATV: 3.1%
 2,600,000   Liberty Media Group, AT&T                            63,050
             Cable & Satellite Programming
 1,000,000   Mediacom Communications (b)                          15,375
             Cable Television Franchises
   500,000   Corus Entertainment (Canada) (b)                     13,329
             CATV Programming & Radio Stations
   600,000   Playboy Enterprises (b)                               7,725
             CATV & Satellite Programming, Publishing
   800,000   Classic Communications (b)                            7,150
             Cable Television in Rural Areas
   360,000   Nelvana (Canada) (b)                                  5,979
             Cartoons & Children's Books
   200,000   Insight Communications (b)                            3,125
             CATV Franchises in MidWest
   700,000   Cinar (Canada) (b)                                    2,450
             Children's TV Programming
------------------------------------------------------------------------
                                                                 118,183
         Telecommunications

               >Telecommunications/Wireline
             Communications: 1.4%
   520,000   Commonwealth Telephone (b)                           24,472
             Rural Phone Franchises & CLEC
   300,000   NTL (United Kingdom) (b)                             17,963
             Voice, Video & Data Services
   250,000   RCN (b)                                               6,344
             Metro Market CLEC: Voice, Video & Internet Services
   430,000   Startec Global Communications (b)                     4,425
             International Telecommunications
------------------------------------------------------------------------
                                                                  53,204

               >Mobile Communications: 2.2%
   450,000   Telephone and Data Systems                           45,113
             Cellular & Telephone Services
   300,000   Pinnacle Holdings (b)                                16,200
             Towers for Cellular, PCS & Paging
   355,000   COMARCO (b) (c)                                      11,537
             Wireless Network Testing
   470,000   Price Communications (b)                             11,074
             Cellular Telephone Services
------------------------------------------------------------------------
                                                                  83,924

               >Telecommunications Equipment: 0.2%
    658,000  Tidel Technologies (b)                                6,539
             ATM Machines
------------------------------------------------------------------------

               Computer Related Hardware

               >Computer Hardware/Related Systems: 1.5%
    550,000  American Power Conversion (b)                      $ 22,447
             Uninterruptable Power Systems
    750,000  Kronos (b) (c)                                       19,500
             Labor Management Solutions
    895,000  Micros Systems (b) (c)                               16,613
             Information System for Restaurants & Hotels
------------------------------------------------------------------------
                                                                  58,560
               >Gaming Equipment: 2.8%
 2,342,000   International Game Technology (b)                    62,063
             Slot Machines & Progressive Jackpots
   500,000   Anchor Gaming (b)                                    23,969
             Slot Machines & Casinos
 5,800,000   Aristocrat Leisure (Australia)                       19,675
             Slot Machines
------------------------------------------------------------------------
                                                                 105,707

               >Contract Manufacturing: 1.7%
   500,000   Solectron (b)                                        20,938
             Electronic Manufacturing Services
   400,000   Jabil Circuit (b)                                    19,850
             Electronic Manufacturing Services
   350,000   Applied Power                                        11,725
             Electronic Enclosures & Industrial Products
    70,000   Plexus (b)                                            7,910
             Electronic Manufacturing Services
 1,000,000   Natsteel Electronics (Singapore)                      3,065
             Electronic Manufacturing Services
------------------------------------------------------------------------
                                                                  63,488
               >Instrumentation: 1.5%
   680,000   Varian (b)                                           31,365
             Analytical Instruments
   480,000   Mettler Toledo (b)                                   19,200
             Laboratory Equipment
   342,000   Dionex (b)                                            9,148
             Ion & Liquid Chromatography
------------------------------------------------------------------------
                                                                  59,713

               Software/Services
               >Business Software: 2.0%
 1,075,000   Systems & Computer Technology (b)                    21,500
             Enterprise Software & Services
   876,000   JDA Software Group (b)                               16,808
             Applications/Software & Services for Retailers
   295,000   Hyperion Solutions (b)                                9,569
             Analytical Application Software
 1,450,000   MAPICS (b) (c)                                        8,338
             Mid Market ERP Systems
   535,000   JD Edwards (b)                                        8,058
             Mid Market ERP Software
   846,000   ClickSoftware Technologies (b)                        5,922
             Service Chain Optimization Software
   556,000   Indus International (b)                               4,761
             Enterprise Asset Management Software
    45,000   Objective System Integrators (b)                        481
             Telecom Network Management
------------------------------------------------------------------------
                                                                  75,437

Principal Amount or
Number of Shares  Value (000)
------------------------------------------------------------------------

Number of Shares  Value (000)

               >Consumer Software: 0.4%
    876,000  THQ (b)                                           $  10,676
             Entertainment Software
$ 6,500,000  Activision, 6.75% Note Due 1/1/05                     4,290
    150,000  Activision (b)                                          975
             Entertainment Software
    200,000  3DO Company (b)                                       1,569
             Entertainment Software
------------------------------------------------------------------------
                                                                  17,510
               >Computer Services: 3.0%
  4,500,000  WM Data Nordic (Sweden)                              24,883
             Computer Services/Consulting
    180,000  Atos (France) (b)                                    16,910
             Computer Services/Transaction Processing
    400,000  American Management Systems (b)                      13,131
             Software Development Services
    800,000  Sykes Enterprises (b)                                10,300
             Call Center Services
  1,000,000  Dimension Data (South Africa) (b)                     8,274
             Networks & Computer Services
    950,000  RCM Technologies (b) (c)                              7,006
             Technology Staffing Services
    425,000  Getronics (Netherlands)                               6,580
             Computer Services/Consulting
    400,000  Pomeroy Computer Resources (b)                        5,900
             Network Integration Services

  1,000,000  TeleSpectrum Worldwide (b)                            4,563
             Call & Web Center Services
    500,000  Cambridge Technology (b)                              4,359
             Software Implementation Services
  1,500,000  Aztec Technology Partners (b) (c)                     3,281
             Application Development & Maintenance Services
    640,000  Computer Task Group                                   3,240
             Application Development & Staffing Services
    140,000  MDSI Mobile Data Solutions
             (Canada) (b)                                          3,220
             Mobile Workforce Management Software
    109,000  Meta Group (b)                                        2,098
             IT Publications & Consulting Services
    214,000  Analysts International                                1,993
             Technology Staffing Services
------------------------------------------------------------------------
                                                                 115,738

               >Business Information/Marketing
               Services/Publishing: 4.0%
  1,010,000  Getty Images (b)                                     37,433
             Photographs for Publications & Electronic Media
  1,100,000  PRIMEDIA (b)                                         25,025
             Specialty Magazines & Other Publications
    416,000  Choicepoint (b)                                      18,512
             Fraud Protection Information
    475,000  Information Holdings (b)                             17,575
             Scientific & Medical Publications,
             Patent Information
  2,500,000  InfoUSA (b)                                          16,250
             Business Data for Sales Leads
    550,000  Acxiom (b)                                           14,987
             Database Marketing Services
    445,000  West Teleservices (b)                                11,264
             Customer Care & Sales Support
  1,350,000  Navigant Consulting (b)                            $  5,738
             Consulting Firm
    200,000  Bell & Howell (b)                                     4,850
             Information Services for Education &
             Automotive Markets
    202,000  Infomedia (Australia) (b)                               121
             Publisher of Electronic Catalog for Auto Parts
------------------------------------------------------------------------
                                                                 151,755
               >Internet: 2.1%
    360,000  Softbank (Japan)                                     48,996
             Leading Internet Company in Japan
    225,000  MasTec (b)                                            8,592
             Telecom Infrastructure Construction
    100,000  RSA Security (b)                                      6,925
             Enterprise Security Software
      2,683  Bigfoot International (b) (c)                         4,024
    263,158  Bigfoot International, Series A (b) (c)               2,500
             Internet Direct Marketing
    496,000  Online Resources (b)                                  3,193
             Internet Banking Technology
    197,725  Internet Commerce (b)                                 2,695
             E-Commerce Service Network
    303,376  NeoPlanet, Series A (b)                               2,641
             Web Browser
     47,855  GIGA (b)                                                263
     29,714  GIGA Warrants (b)                                        10
             Data on Information Technology
     20,000  Navidec (b)                                             178
             Internet Computer Services
------------------------------------------------------------------------
                                                                  80,017
               >Electronics Distribution: 0.6%
    890,000  Pioneer-Standard Electronics                         13,128
             Component & Computer Distribution
    300,000  Kent Electronics (b)                                  8,944
             Component Distribution & Contract Assembly
------------------------------------------------------------------------
                                                                  22,072
               >Transaction Processors: 1.9%
  1,812,000  National Data (c)                                    41,676
             Credit Card & Health Claims Processor
  1,211,000  Concord EFS (b)                                      31,486
             Credit Card Processor
------------------------------------------------------------------------
                                                                  73,162

                                                              ----------
Information: Total                                             1,111,448

------------------------------------------------------------------------
Health Care: 7.9%
               >Biotechnology/Drug Delivery: 5.6%
    425,000  Myriad Genetics (b)                                  62,933
             Gene Discovery & Diagnostic Products
    266,000  Protein Design Labs (b)                              43,878
             Computer Designed Monoclonal Antibodies
    405,000  Inhale Therapeutic Systems (b)                       41,095
             Pulmonary Drug Delivery

  1,358,000  Corvas International (b) (c)                         16,296
             Rational Drug Design
    476,000  NPS Pharmaceuticals (b)                              12,733
             Small Molecule Drugs
    130,000  Incyte Pharmaceutical (b)                            10,684
             Gene Sequencing

Acorn Fund

        >Statement of Investments, continued

Number of Shares  Value (000)

Number of Shares  Value (000)

  823,000  Microcide Pharmaceuticals (b) (c)         $  7,098
           Antibiotics

7,628,845  Nadro, Series L (Mexico)                     5,813
           Pharmaceutical Distributor

  316,000  Guilford Pharmaceuticals (b)                 4,760
           Drug Delivery & Neurology Drugs

  325,000  Genzyme Molecular
           Oncology Division (b)                        4,509
           Gene Expression Technology & Cancer Drugs

  707,000  Synaptic Pharmaceuticals (b) (c)             3,623
           Receptor Targeted Drug Design
-------------------------------------------------------------
                                                      213,422
            >Medical Equipment: 0.2%
  411,000  Orthofix International (b)                   7,347
           Bone Fixation & Stimulation Devices

            >Hospital/Laboratory Supplies: 0.1%
   27,000  Techne (b)                                   3,510
           Cytokines, Antibodies, Other Reagents
           for Life Sciences

            >Services: 2.0%
1,668,000  First Health (b)                            54,731
           PPO Network
  730,000  Lincare Holdings (b)                        17,976
           Home Health Care Services

   60,000  Syncor International (b)                     4,320
           Nuclear Pharmacy for Radiopharmaceuticals

  962,000  Magellan Health Services (b)                 1,203
           Mental Health Services
-------------------------------------------------------------
                                                       78,230
                                                     --------
Health Care: Total                                    302,509
-------------------------------------------------------------

Consumer Goods/Services: 13.1%
           Goods
            >Leisure Vehicles: 2.1%
1,800,000  Harley-Davidson                             69,300
           Motorcycles & Related Merchandise

2,470,000  Ducati Motor (Italy) (b)                     6,357
           Motorcycles & Related Merchandise

  300,000  Thor Industries                              6,300
           RV's & Busses
-------------------------------------------------------------
                                                       81,957

            >Furniture: 0.7%
  660,000  Herman Miller                               17,078
           Office Furniture
  500,000  Hon Industries                              11,750
           Office Furniture & Fireplaces
-------------------------------------------------------------
                                                       28,828

            >Beverages: 0.1%
   23,000  Binding-Brauerei (Germany)                   4,299
           Brewery

            >Nondurables: 0.4%
2,126,000  Helen of Troy (b) (c)                       11,892
           Personal Care Products

  440,000  First Years                                  4,895
           Infant & Toddler Products
-------------------------------------------------------------
                                                       16,787
            >Durable Goods: 0.3%
  365,000  Hunter Douglas (Netherlands)                 9,919
           Decorative Window Coverings

            >Textiles/Apparel: 1.1%
1,020,000  Jones Apparel (b)                        $  23,970
           Women's Apparel

  775,000  Nautica Enterprises (b)                      8,283
           Men's Casual Apparel

  450,000  Unifi (b)                                    5,569
           Polyester & Nylon Fabrics

   85,000  Gildan Activewear (b)                        3,124
           Cotton T-Shirts
-------------------------------------------------------------
                                                       40,946

         Services
            >Retail: 2.3%
1,561,000  Borders Group (b)                           24,293
           Bookstores

  405,000  Whole Foods Market (b)                      16,732
           Natural Food Supermarkets

1,250,000  Pier 1 Imports                              12,188
           Imported Furniture & Tchotchkes

  875,000  Gadzooks (b) (c)                            10,158
           Teen Apparel Retailer

1,050,000  N. Brown Group (United Kingdom)              8,226
           Mail Order Clothing in Large Sizes

  400,000  Calloway Golf                                6,525
           Premium Golf Clubs & Balls

  110,000  Michaels Stores (b)                          5,039
           Craft & Hobby Specialty Retailer

  153,000  Gaiam (b)                                    2,831
           Healthy Living Catalog & E-Commerce

   50,000  Quiksilver (b)                                 778
           Gen Y Clothing
-------------------------------------------------------------
                                                       86,770

            >Travel: 0.1%
  300,000  Fairfield Communities (b)                    2,363
           Time-Sharing Vacation Resorts

            >Consumer Services: 2.1%
1,540,000  Bally Total Fitness (b) (c)                 39,077
           National Chain of Fitness Centers

1,175,000  ITT Educational Services (b)                20,636
           Technology Oriented Postsecondary
           Degree Programs

1,700,000  Airtours (United Kingdom)                    8,930
           Packaged Tour Vacations

  270,000  Steiner Leisure (b)                          6,109
           Spas & Hair/Skin Products on Cruise Ships

  234,000  Education Management (b)                     4,227
           Postsecondary Education
-------------------------------------------------------------
                                                       78,979
            >Casinos: 1.7%
1,500,000  Station Casinos (b)                         37,500
           Casinos & Riverboats

1,140,000  Isle of Capri Casino (b)                    15,461
           Five Casinos in Secondary Markets

  420,000  Pinnacle Entertainment (b)                   8,164
           Casinos in Secondary Markets & Card Clubs

  535,000  Monarch Casino & Resort (b) (c)              3,076
           Casino/Hotel in Reno

  113,000  Lakes Gaming (b)                             1,003
           Hotel & Casino in Biloxi & Gulfport
-------------------------------------------------------------
                                                       65,204

Number of Shares  Value (000)

Number of Shares  Value (000)

             >Cruise Lines: 2.2%
7,999,000  Star Cruises (Singapore) (b)             $  43,195
           Cruising/Casino Operations

1,600,000  Carnival                                    31,200
           Largest Cruise Line

  500,000  Royal Caribbean Cruises                      9,250
           Major Cruise Line

  410,000  Royal Olympic Cruise (b)                     1,435
           Cruises in Mediterranean
-------------------------------------------------------------
                                                       85,080
                                                    ---------
Consumer Goods/Services: Total                        501,132
Finance: 14.7%
             >Banks: 1.8%
1,026,000  TCF Financial                               26,355
           Great Lakes Bank

  730,000  Texas Regional Bancshares                   18,524
           TexMex Bank

  484,000  Chittenden                                  11,828
           Vermont & Western Massachusetts Bank

  248,000  CCB Financial                                9,176
           North Carolina Bank

  400,000  Eldorado Bancshares (b)                      2,900
           California Bank
-------------------------------------------------------------
                                                       68,783
             >Savings & Loans: 1.1%
1,757,000  Peoples Bank Bridgeport                     32,285
           Connecticut Savings & Loan

  824,000  Commonwealth Bancorp (c)                     9,785
           Philadelphia Savings & Loan
-------------------------------------------------------------
                                                       42,070
             >Insurance: 2.7%
  765,000  Protective Life                             20,368
           Life/Dental Insurance

  820,000  HCC Insurance Holdings                      15,478
           Aviation Insurance

  100,000  Markel (b)                                  14,163

   22,627  Markel CVR (b)                                 165
           Specialty Insurance

  511,000  Leucadia National                           11,657
           Insurance Holding Company

  675,000  Philadelphia Consolidated Holding (b) (c)   11,348
           Specialty Insurance

  300,000  RLI                                         10,425
           Specialty Insurance

  158,000  ASR Verzekeringsgroep (Netherlands)          8,224
           Auto/Life Insurance

  210,000  StanCorp Financial                           6,746
           Group Life, Disability & 401K

  558,000  UICI (b)                                     3,662
           Insurance/Specialty Insurance
-------------------------------------------------------------
                                                      102,236
             >Money Management: 6.4%
1,842,000  SEI Investments                             73,335
           Mutual Fund Administration

  800,000  Neuberger Berman                            37,200
           Major Asset Management Company

  800,000  Affiliated Managers Group (b)               36,400
           Mutual Fund & Pension Manager

3,099,000  Phoenix Investment Partners (c)          $  32,539
           Mutual Fund & Pension Manager

  624,000  Pioneer Group (b)                           26,442
           Equity Mutual Funds

1,500,000  Banca Fideuram (Italy)                      22,719
           Life Insurance & Mutual Funds

1,250,000  Edinburgh Fund Managers
           (United Kingdom)                            10,436
           Investment Management

  240,000  BKF Capital Group                            3,810
           Institutional Money Manager

  200,000  The Investment Company of China
           (China)                                      1,216
           Closed-End Fund
-------------------------------------------------------------
                                                      244,097
             >Finance Companies: 2.7%
3,912,000  AmeriCredit (b) (c)                         66,504
           Auto Lending

  750,000  DVI Health Services (b) (c)                 12,000
           Leases for Big Medical Equipment

  965,000  Ace Cash Express (b) (c)                    11,459
           Check Cashing Stores

1,820,000  World Acceptance (b) (c)                     9,555
           Personal Loans

1,375,000  Capital Trust (b) (c)                        5,500
           Mortgage Loans
-------------------------------------------------------------
                                                      105,018

Finance: Total                                        562,204
-------------------------------------------------------------

Industrial Goods/Services: 9.1%
             >Steel: 0.5%
  820,000  Gibraltar Steel  (c)                        11,480
           Steel Processing

  650,000  AK Steel                                     5,200
           Carbon & Stainless Steel Producer

  420,000  Atchison Casting (b) (c)                     2,415
           Steel Foundries
-------------------------------------------------------------
                                                       19,095
             >Industrial Goods: 1.1%
1,150,000  Clarcor                                     22,856
           Engines, Mobile & Environmental Filtration

  560,000  Applied Industrial Technologies              9,170
           Industrial Components Distribution

  435,000  Advanced Lighting Technologies (b)           8,047
           Metal Halide Lighting
-------------------------------------------------------------
                                                       40,073

             >Specialty Chemicals & Industrial Materials: 1.8%
1,145,000  Lilly Industries, Cl. A                      34,422
           Industrial Coatings

  346,111  SYMEX (b)                                    14,748
           Combinatorial Materials

  476,000  Spartech                                     12,852
           Plastics Distribution & Compounding

  732,000  RPM                                           7,412
           Specialty Coatings & Paint

  139,000  Brunswick Technologies (b)                    1,168
           Fiberglass Fabric for Composites
--------------------------------------------------------------
                                                        70,602

   >Statement of Investments, continued

-------------------------------------------------------------------------------

               >Outsourcing Services & Training: 0.5%
  2,600,000  Labor Ready (b) (c)                                      $  17,225
             Temporary Manual Labor
    600,000  GP Strategies (b) (c)                                        2,850
             Training Programs
    500,000  International Total Services (b) (c)                           531
             Aviation Services
-------------------------------------------------------------------------------
                                                                         20,606
               >Logistics: 2.9%
  1,400,000  Expeditors International of Washington                      66,500
             International Freight Forwarder
    300,000  C H Robinson                                                14,850
             Truck Freight Forwarder
    355,000  Forward Air (b)                                             14,200
             Freight Transportation Between Airports
    759,000  Hub Group (b)                                               11,338
             Truck & Rail Freight Forwarder
    700,000  Airnet Systems (b) (c)                                       3,194
             Check & Other Small Package Shipment
-------------------------------------------------------------------------------
                                                                        110,082
               >Other Industrial Services: 2.3%
  7,200,000  Serco Group (United Kingdom)                                56,953
             Facilities Management
  1,526,000  Wackenhut, Cl. B (b)                                        14,306
     31,000  Wackenhut, Cl. A (b)                                           401
             Prison Management
    520,000  Mobile Mini (b)                                             11,473
             Leases Portable Storage Units
    100,000  EGL (b)                                                      3,075
             Domestic Freight Forwarder
-------------------------------------------------------------------------------
                                                                         86,208
                                                                     ----------
Industrial Goods/Services: Total                                        346,666
-------------------------------------------------------------------------------
Energy/Minerals: 11.1%
               >Independent Power: 1.1%
    900,000  AES Corporation (b)                                         41,062
             Global Electric Producer
               >Oil/Gas Producers: 5.1%
  2,363,000  Cross Timbers Oil (c)                                       52,281
             Natural Gas Producer
    550,000  Devon Energy                                                30,903
             Oil & Gas Producer
    800,000  Precision Drilling (Canada) (b)                             30,883
             Oil & Gas Well Driller
  2,100,000  Tesoro Petroleum (b) (c)                                    21,263
             Oil Refinery/Gas Producer
    620,000  Evergreen Resources (b)                                     18,368
             Coal Seam Gas Producer
    876,000  Pennaco Energy (b)                                          14,345
             Coal Seam Gas Producer
    500,000  Canadian Hunter Exploration (Canada) (b)                    10,613
             Natural Gas Producer
    460,000  Basin Exploration (b)                                        8,223
             Oil & Gas Producer
    240,000  Penn West Petroleum (Canada) (b)                             5,928
             Oil & Gas Producer
    845,000  Tipperary (b) (c)                                            2,905
             Coal Seam Gas Producer
-------------------------------------------------------------------------------
                                                                        195,712
-------------------------------------------------------------------------------

               >Distribution/Marketing/Refining: 2.8%
    828,000  Dynegy                                                   $  56,563
             Natural Gas & Electric Processing,
             Production & Marketing
    754,000  Equitable Resources                                         36,380
             Natural Gas Utility & Producer
    700,000  Atmos Energy                                                12,250
             Natural Gas Utility
-------------------------------------------------------------------------------
                                                                        105,193
               >Mining: 0.3%
    600,000  US Aggregates                                               10,875
             Aggregrates, Ready Mix & Asphalt
               >Oil Services: 1.8%
  2,730,000  Newpark Resources (b)                                       25,764
             Oilfield Fluid Management & Equipment Rental
  3,310,000  Saipem (Italy)                                              19,672
             Offshore Construction & Drilling
    430,000  Enerflex Systems (Canada)                                   11,173
             Natural Gas Compressor Manufacturer
    180,000  Carbo Ceramics                                               6,322
             Manufacturer of Ceramic Pellets for Gas Wells
    150,000  Hanover Compressor (b)                                       5,700
             Natural Gas Compressor Rental
-------------------------------------------------------------------------------
                                                                         68,631
                                                                     ----------
Energy/Minerals: Total                                                  421,473
-------------------------------------------------------------------------------

Other Industries: 7.8%
               >Real Estate: 6.2%
    968,000  The Rouse Company                                           23,958
             Regional Shopping Malls
    775,000  SL Green Realty                                             20,731
             Downtown Office Buildings
    675,000  First Industrial Realty Trust                               19,913
             Industrial Properties
    903,125  Security Capital European Realty (b)                        18,063
             Strategic Real Estate Investments
    700,000  Manufactured Home Communities                               16,756
             Manufactured Home Communities
    466,000  Forest City Enterprises, Cl. B                              16,572
             Shopping Malls
  1,099,000  LaSalle Hotel Properties (c)                                15,798
             Upscale/Full Service Hotels
    625,000  Macerich Company                                            13,789
             Regional Shopping Malls
    488,000  Equity Office Properties                                    13,450
             Largest Owner of Office Buildings
    450,000  BRE Properties                                              12,994
             Apartments
    490,000  Amli Residential                                            11,546
             Midwestern Apartments
    520,000  Summit Properties                                           10,920
             Southeastern Apartments
    300,000  General Growth Properties                                    9,525
             Shopping Malls REIT
    412,000  IRSA (Argentina)                                             9,425
             Real Estate Management & Development
    385,000  First Washington Realty Trust (c)                            8,494
    240,000  First Washington Realty Trust, Cv. Pfd. (c)                  6,690
             Community Shopping Centers

-------------------------------------------------------------------------------

  1,000,000  HRPT Properties                                         $    6,125
             Suburban Office Buildings
    190,000  Consolidated Tomoka                                          2,304
             16,000 Acres of Florida Land
-------------------------------------------------------------------------------
                                                                        237,053
              >Waste Management: 0.2%
    327,000  Stericycle (b)                                               7,848
             Medical Waste Disposal
              >Regulated Utilities: 1.4%
    875,000  Utilicorp United                                            17,391
             Global Utility Holding Company
    665,000  Unisource Energy                                             9,975
             Electric Utility in Arizona
    600,000  Conectiv                                                     9,337
             Electric Utility in New Jersey, Delaware & Maryland
  1,245,000  Azurix (b)                                                   8,715
             Global Water Utility
    200,000  CH Energy                                                    6,787
             Electric Utility in New York
-------------------------------------------------------------------------------
                                                                         52,205
                                                                     ----------
Other Industries: Total                                                 297,106

                                                                     ----------
Other Securities: 0.0%                                                       27

-------------------------------------------------------------------------------
Total Common Stocks and Other
                                                                     ----------
         Equity-Like Securities: 92.8%                               $3,542,565
             (Cost: $2,363,410)

Short-Term Obligations: 8.2%
             Yield 6.50%-7.15% Due 7/5-8/17/00
 $ 162,549   Xerox                                                   $  162,281
    69,881   Sears Roebuck                                               69,815
    27,408   Equilon                                                     27,328
    21,058   GE Capital                                                  21,007
    20,832   US West                                                     20,786
    12,000   US Treasury Bill                                            11,915
                                                                     ----------
             (Amortized Cost: $312,132)                                 313,132
                                                                     ----------
Total Investments: 101.0%                                             3,855,697
             (Cost: $2,676,542)

Cash and Other Assets Less Liabilities: (1.0%)                          (38,127)

                                                                     ----------
Total Net Assets: 100%                                               $3,817,570
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

>Notes to Statement of Investments:
(a) At June 30, 2000, for federal income tax purposes cost of investments was $2,677,278,000 and net unrealized appreciation was $1,178,419,000, consisting of gross unrealized appreciation of $1,509,140,000 and gross unrealized depreciation of $330,721,000.
(b) Non-income producing security.
(c) On June 30, 2000, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

Sirena Apparel.....................................................   9.92%
Gadzooks...........................................................   9.78%
World Acceptance...................................................   9.77%
Ace Cash Express...................................................   9.50%
RCM Technologies...................................................   9.05%
First Washington Realty Trust......................................   8.65%
COMARCO............................................................   8.11%
MAPICS.............................................................   8.03%
Helen of Troy......................................................   7.47%
International Total Services.......................................   7.31%
Microcide Pharmaceuticals..........................................   7.29%
Commonwealth Bancorp...............................................   7.12%
Phoenix Investment Partners........................................   7.00%
Tesoro Petroleum...................................................   6.76%
Aztec Technology Partners..........................................   6.64%
Bigfoot International..............................................   6.54%
Capital Trust......................................................   6.53%
Gibraltar Steel....................................................   6.52%
Synaptic Pharmaceuticals...........................................   6.52%
LaSalle Hotel Properties...........................................   6.50%
Bally Total Fitness................................................   6.46%
Airnet Systems.....................................................   6.43%
Corvas International...............................................   6.43%
Labor Ready........................................................   6.08%
Kronos.............................................................   6.03%
Monarch Casino & Resort............................................   5.67%
Philadelphia Consolidated Holding..................................   5.57%
National Data......................................................   5.53%
Atchison Casting...................................................   5.48%
GP Strategies......................................................   5.31%
DVI Health Services................................................   5.28%
Micros Systems.....................................................   5.19%
Americredit........................................................   5.16%
Cross Timbers Oil..................................................   5.13%
Tipperary..........................................................   5.03%

The aggregate cost and value of investments in these companies at June 30, 2000, was $506,711,000 and $507,031,000, respectively. The market value of these securities represents 13.28% of the total net assets at June 30, 2000. During the six months ended June 30, 2000, cost of purchases and proceeds from sales in affiliated companies was $64,970,000 and $44,867,000, respectively. Dividends received from these companies amounted to $1,692,000 and net realized gain on sales of investments in such companies amounted to $5,460,000.

(d) On June 30, 2000, the market value of foreign securities amounted to $445,426,000 and represented 11.67% of total net assets. The Fund's foreign portfolio was diversified as follows:

United Kingdom                 $102,508   2.69%
Canada                           83,575   2.19%
Japan                            48,996   1.28%
Italy                            48,748   1.28%
Singapore                        46,260   1.21%
Sweden                           24,883    .65%
Netherlands                      24,723    .65%
Australia                      $ 19,796    .52%
France                           16,910    .44%
Argentina                         9,425    .25%
South Africa                      8,274    .22%
Mexico                            5,813    .15%
Germany                           4,299    .11%
China                             1,216    .03%

Acorn International
         >Major Portfolio Changes in the Second Quarter

                                              Number of Shares
                                           ---------------------
                                             3/31/00     6/30/00

Additions
----------------------------------------------------------------
         Europe

>Germany/Austria
Flughafen Wien (Austria)                     165,000     235,000
IFCO Systems                                 100,000     225,000
MobilCom                                     110,000     175,000
Stinnes                                            0     395,000
Teleplan International                             0      50,000
United GlobalCom (Austria)                         0     350,000

>Denmark
ISS International Service Systems            125,000     200,000

>Finland
Helsinki Telephone                           100,000     150,000

>Sweden
Autoliv                                            0     350,000
Icon Medialab                                      0      50,000
Mandator                                   1,350,000   1,500,000
Modern Times Group                           500,000     525,000

>Belgium
Audiofina                                    185,000     250,000
Telindus Group                               100,000     130,000
(formerly known as Telinfo)
Ubizen                                        15,000     100,000
(includes effect of 4 for 1 stock split)

>United Kingdom/Ireland
Capita Group                               2,000,000   2,100,000
Hays                                       3,000,000   3,500,000
Holmes Place                                       0   1,400,000
Incepta                                    5,000,000   6,500,000
Irish Life & Permanent (Ireland)           1,800,000   2,000,000
Orchestream Holdings                               0     750,000
SSL International                          1,800,000   2,000,000

>Switzerland
Bachem                                         7,000       8,500
Cie Fin Richemont                             14,000      15,000
Givaudan                                           0      15,000
Kuoni Reisen                                       0      25,000
Pargesa                                            0       4,000

>Italy
Class Editori                                750,000     850,000
Saipem                                     2,000,000   2,250,000

>Spain
Red Electrica                              1,200,000   1,500,000
TPI                                          300,000   1,200,000
(includes effect of 3 for 1 stock split)

>Netherlands
ASR Verzekeringsgroep                         95,000     150,000
Hunter Douglas                                     0     310,000
Kempen                                       450,000     475,000

----------------------------------------------------------------
         Asia

>Hong Kong
TVB                                        3,650,000   4,250,000

>Japan
Hirose Electric                               80,000     100,000
Orix                                         275,000     285,000
Ryohin Keikaku                               200,000     240,000
Shobunsha                                    150,000     200,000

>Taiwan
Advantech                                  2,000,000   3,000,000
(includes effect of 2 for 1 stock split)
Chroma Ate                                 3,000,000   4,550,000
(includes effect of 30% stock dividend)

>South Korea
Cheil Jedang                                 150,000     175,000
S1 Corporation                             1,200,000   1,400,000
Samsung                                    1,000,000   1,700,000

----------------------------------------------------------------
         Latin America

>Mexico
Wal-Mart de Mexico                         5,500,000   6,500,000

>Brazil
Embratel                                     800,000   1,000,000

----------------------------------------------------------------
         Other Countries

>Australia
Computershare                              5,000,000   6,000,000
Infomedia                                          0   1,508,000

>Canada
Canadian Hunter                                    0     300,000
Corus Entertainment                          850,000   1,000,000
Mosaic                                       850,000   1,375,000

>Israel
Amdocs                                       850,000     965,000
Comverse Technology                           85,000     325,000
(includes effect of 2 for 1 stock split)
DSP Group                                    250,000     300,000
Gilat Satellite Network                      200,000     240,000

>United States
MIH                                          400,000     500,000

                                                         Number of Shares
                                                       ---------------------
                                                         3/31/00     6/30/00
Sales
----------------------------------------------------------------------------
      Europe

>Germany/Austria
Dialog Semiconductor                                     160,000     300,000
(includes effect of 2 for 1 stock split)
EM.TV & Merchandising                                    240,000           0
Telesens                                                 115,000           0

>Finland
F-Secure                                                 100,000           0
TietoEnator                                            1,000,000     950,000

>Norway
Enitel                                                   200,000     160,000

>Sweden
Utfors                                                   125,000           0
WM Data Nordic                                           850,000   3,750,000
(includes effect of 5 for 1 stock split)

>France
Atos                                                     250,000     200,000
Genset                                                   250,000           0
Imerys                                                    25,000           0

>United Kingdom
Baltimore Technologies                                   250,000   2,000,000
(includes effect of 10 for 1 stock split)
Fairey Group                                           1,200,000   1,000,000
MG                                                     1,600,000           0
SkyePharma                                             6,000,000           0
St. James Capital                                      3,800,000   1,400,000
Thus                                                   1,000,000           0

>Italy
Editoriale L'Espresso                                  3,000,000   2,500,000

>Spain/Portugal
Indra Sistemas                                           500,000           0
Filmes Lusomundo (Portugal)                              425,000           0
PT Multimedia (Portugal)                                 100,000           0

>Netherlands
Getronics                                                500,000   1,200,000
(includes effect of 3 for 1 stock split)

----------------------------------------------------------------------------
         Asia

>Hong Kong
E-New Media                                           40,000,000           0
Li & Fung                                             26,000,000  22,200,000

>Japan
Avex                                                     100,000           0
Densei Lambda                                            400,000     270,000
Fast Retailing                                            50,000      40,000
Future Systems                                                15           0
JAFCO                                                     75,000           0
Nichii Gakkan                                             45,000           0
OBIC                                                      30,000      20,000
Omega Project                                            600,000           0
(formerly known as Bodysonic)
Pasona Softbank                                           20,000           0
Trans Cosmos                                              65,000      55,000

>Taiwan
Cosmo Electronics                                        750,000     218,000
(includes effect of 21.8% stock dividend)
(includes effect of 4 for 1 rights distribution)
Hitron Technology                                      3,000,000   2,750,000
Systex                                                 3,500,000   3,500,000
(includes effect of 7 for 5 stock split)

>Singapore
Datacraft Asia                                         6,000,000   4,000,000
Natsteel Electronics                                   5,500,000   2,750,000

----------------------------------------------------------------------------
         Latin America

>Mexico
Grupo Carso                                            1,500,000           0
Kimberly Clark de Mexico                               3,500,000           0

----------------------------------------------------------------------------
         Other Countries

>Australia
AAPT                                                   4,500,000   3,100,000

>Canada
ATI Technologies                                       1,500,000           0
Celestica                                              1,000,000     900,000
Dundee Realty                                          4,000,000           0
Clearnet Communications                                  150,000           0
Creo Products                                            275,000     150,000

>Israel
Radware                                                  100,000           0

>South Africa
Dimension Data                                         6,500,000   6,000,000

>United States
Global TeleSystems                                       750,000           0

Acorn International
        >Statement of Investments (unaudited) June 30, 2000



Number of Shares                                                Value (000)
---------------------------------------------------------------------------
                                                    Common Stocks and Other
                                              Equity-Like Securities: 88.5%
---------------------------------------------------------------------------
Europe: 47.1%
                  >Germany/Austria: 5.3%
         600,000  Rhoen Klinikum Pfd.                              $ 26,745
         500,000  Rhoen Klinikum                                     19,891
                  Hospital Management
         175,000  MobilCom                                           17,564
                  Telecommunication Services
         350,000  United GlobalCom (Austria)  (b)                    16,362
                  Voice, Video & Data Services
         300,000  Dialog Semiconductor  (b)                          15,242
                  Custom Semiconductors for Cell Phones
          60,000  Fresenius, Pfd.                                    13,746
                  Dialysis Equipment & Solutions
         235,000  Flughafen Wien (Austria)                            8,400
                  Vienna Airport Authority
         395,000  Stinnes                                             7,952
                  Logistics
         200,000  Pfeiffer Vacuum Technologies                        7,765
                  Vacuum Pump Manufacturer
         100,000  Austria Technologies
                  & Systemtechnik (b)                                 7,669
                  Printed Circuit Board Manufacturer
          50,000  Teleplan International  (b)                         7,621
                  After-Sale Warranty Repair Services
         225,000  IFCO Systems  (b)                                   6,018
                  Shipping Container Leasing/Logistics
         315,000  Takkt                                               2,959
                  Mail Order Retailer of Office & Warehouse Durables
---------------------------------------------------------------------------
                                                                    157,934

                  >Denmark: 0.5%
         200,000  ISS International Service Systems (b)              15,291
                  Cleaning Services

                  >Finland: 2.3%
         950,000  TietoEnator                                        31,828
                  Computer Services/Consulting
         150,000  Helsinki Telephone                                 14,753
                  Telecommunications Provider
       1,500,000  Talentum (c)                                       13,876
                  Trade Journals & Internet Services
         625,000  Fiskars, Series A                                   6,195
                  Scissors & Gardening Tools
          95,400  Spar Finland                                        3,155
                  Grocery/Convenience Stores
---------------------------------------------------------------------------
                                                                     69,807

                  >Norway: 0.2%
         160,000  Enitel  (b)                                         6,233
                  Telecommunications Provider

                  >Sweden: 3.8%
       1,000,000  Sigma                                            $ 27,135
                  Technical Consulting
         525,000  Modern Times Group  (b)                            25,140
                  TV, Newspapers and Electronic Commerce
       3,750,000  WM Data Nordic                                     20,736
                  Computer Services/Consulting
       1,500,000  Adcore (b)                                         11,629
                  (formerly known as Information Highway)
                  Internet Consulting
       1,500,000  Mandator                                            9,834
                  Computer & Internet Consulting
         350,000  Autoliv                                             8,422
                  Seatbelts & Airbags
         300,000  Micronic Laser Systems  (b)                         6,122
                  Video Display Manufacturing Equipment
         375,000  SwitchCore  (b)                                     3,933
                  Communication Semiconductors
          50,000  Icon Medialab  (b)                                    633
                  Internet Consulting
---------------------------------------------------------------------------
                                                                    113,584

                  >France/Belgium: 4.5%
         775,000  NRJ                                                37,889
                  Radio Network
         250,000  Audiofina (Belgium)                                32,353
                  TV & Radio Broadcaster
         200,000  Atos (b)                                           18,788
                  Computer Services/Transaction Processing
         130,000  Telindus Group (Belgium)                           15,739
                  (formerly known as Telinfo)
                  Network Integration Services
         500,000  Fininfo                                            15,577
                  Data Feeds for French Banks & Brokers
          20,000  Penauille Polyservice                               9,653
                  Industrial Cleaning/Airport Services
         100,000  Ubizen (Belgium)  (b)                               3,547
                  Internet Security Services/Software
---------------------------------------------------------------------------
                                                                    133,546

                  >United Kingdom/Ireland: 13.7%
      12,000,000  Serco Group                                        94,921
                  Facilities Management
       2,100,000  Capita Group                                       51,407
                  Outsourcing Services
         575,000  NTL  (b)                                           34,428
                  Voice, Video & Data Services Via Cable Networks
       2,000,000  SSL International                                  21,573
                  Medical & Footcare Products
       5,000,000  Taylor Nelson                                      19,946
                  Market Research Services
       3,500,000  Hays                                               19,525
                  Outsourcing Services Conglomerate

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

       6,100,000  Chloride Group                                    $ 17,638
                  Electrical Equipment Manufacturer/Retailer
       2,000,000  Irish Life & Permanent (Ireland)                    16,929
                  Savings Products
       2,000,000  Baltimore Technologies  (b)                         15,139
                  Security Software
         400,000  Euro Money Publications                             14,685
                  Financial Publications
       3,750,000  FKI                                                 13,341
                  Materials Handling Equipment
       6,500,000  Incepta                                             13,088
                  Business Information & Marketing Services
       3,500,000  Smith & Nephew                                      12,929
                  Medical Equipment & Supplies
       2,500,000  Photobition Group                                   10,843
                  Production of Graphics for Exhibits
       1,000,000  ITNET                                                9,954
                  Outsourcing Services
       1,130,000  Oxford Asymmetry (b)                                 8,417
                  Chemical Products & Services
       2,000,000  Rotork                                               7,479
                  Valve Actuators for Oil & Water Pipelines
       1,000,000  Fairey Group                                         7,024
                  Electronic Products
       1,000,000  Expro International                                  6,260
                  Offshore Oil Field Services
       1,400,000  Holmes Place                                         5,426
                  Health Clubs
       1,400,000  St. James Capital                                    5,277
                  Life Insurance
         750,000  Orchestream Holdings  (b)                            3,588
                  Network Management Software
----------------------------------------------------------------------------
                                                                     409,817

                  >Switzerland: 5.7%
          15,000  Cie Fin Richemont                                   40,542
                  Luxury Goods
         100,000  Selecta Group                                       31,117
                  Vending Machine Owner/Operator
           6,000  Julius Baer                                         23,799
                  Private Banking, Brokerage & Mutual Funds
           8,500  Bachem                                              18,086
                  Peptides
           6,500  Sarasin & Cie Bank                                  16,789
                  Private Banking
          25,000  Kuoni Reisen                                        11,607
                  Tour Operator
          15,000  Bon Appetit                                          9,686
                  Wholesale Food Distributor and Speciality
                  Restaurant/Retailer
           4,000  Pargesa                                              9,151
                  Industrial & Media Conglomerate
          10,000  Phoenix Mecano                                       5,719
                  Electrical Components Manufacturer
          15,000  Givaudan  (b)                                        4,580
                  Industrial Fragrances & Flavors
----------------------------------------------------------------------------
                                                                     171,076

                  >Italy: 6.8%
       4,000,000  Banca Fideuram                                    $ 60,583
                  Life Insurance & Mutual Funds
       3,850,000  Autogrill                                           41,224
                  Restaurants & Catering for Travelers
       2,500,000  Editoriale L'Espresso                               29,717
                  Newspaper & Magazine Publisher
       1,500,000  Mediolanum                                          24,502
                  Life Insurance & Mutual Funds
       2,250,000  Saipem                                              13,372
                  Offshore Construction & Drilling
         850,000  Class Editori                                       12,499
                  Newspapers & On-Line Financial Data
       1,400,000  Aeroporti di Roma                                   11,931
                  Airport Management
         910,000  Gruppo Coin (b)                                      9,683
                  Food & Clothing Retailer
----------------------------------------------------------------------------
                                                                     203,511

                  >Spain: 1.9%
       1,500,000  Red Electrica                                       17,255
                  Spanish Power Grid
       1,200,000  TPI                                                 11,377
                  Spanish Telephone Directories
         500,000  Cortefiel                                           10,890
                  Apparel Retailer
         750,000  Prosegur                                             8,807
                  Security Guards
         500,000  Aguas de Barcelona                                   6,710
                  Water Utility
----------------------------------------------------------------------------
                                                                      55,039

                  >Netherlands: 2.0%
         475,000  Kempen                                              23,905
                  Stock Brokerage/Investment Management
       1,200,000  Getronics                                           18,578
                  Computer Services/Consulting
         310,000  Hunter Douglas                                       8,425
                  Decorative Window Coverings
         150,000  ASR Verzekeringsgroep                                7,808
                  Auto/Life Insurance
----------------------------------------------------------------------------
                                                                      58,716

                  >Hungary: 0.4%
       1,200,000  Matav                                                8,382
          70,000  Matav ADR                                            2,411
                  Telecommunications Provider
----------------------------------------------------------------------------
                                                                      10,793

                                                                   ---------
Europe: Total                                                      1,405,347

----------------------------------------------------------------------------
Asia: 22.2%
                  >Hong Kong: 4.5%
      22,200,000  Li & Fung                                          111,067
                  Sourcing of Consumer Goods
       4,250,000  TVB                                                 28,350
                  Television Broadcasting
----------------------------------------------------------------------------
                                                                     139,417

Acorn International
          Statement of Investments, continued



Number of Shares                                                Value (000)
---------------------------------------------------------------------------

           >Japan: 7.8%

  285,000  Orix                                                    $ 42,155
           Finance Leasing

  240,000  Ryohin Keikaku                                            30,622
           Own Brand Specialty Retailer

  150,000  Nintendo                                                  26,256
           Video Games

   35,000  Bellsystem24                                              17,201
           Call Centers

   40,000  Fast Retailing                                            16,786
           Discount Apparel Retailer

  100,000  Hirose Electric                                           15,604
           Electrical Connectors

  200,000  Konami                                                    12,665
           Video Game Software Developer

  110,000  Otsuka Kagu                                               11,332
           Furniture Retailer

  110,000  Misumi                                                    11,280
           Distributor of Capital Goods Components

   20,000  OBIC                                                       9,073
           Computer Integrator

   55,000  Trans Cosmos                                               8,276
           Information Technology Services & Investments

  200,000  Shobunsha                                                  7,013
           Map Publisher

  100,000  Benesse                                                    6,947
           Correspondence Education

  180,000  Wilson Learning                                            6,805
           Corporate Training

  270,000  Densei Lambda                                              5,576
           Power Supplies

   55,000  Stella Chemifa                                             4,262
           Specialty Chemicals
---------------------------------------------------------------------------
                                                                    231,853


           >Taiwan: 2.2%

3,000,000  Advantech                                                 15,877
           Computer Based Industrial Automation

7,500,000  Phoenixtec Power                                          13,636
           Uninterruptable Power Supply Manufacturer

3,500,000  Systex (b)                                                12,273
           Systems Integrator & Internet Services

2,750,000  Hitron Technology                                         10,938
           Network Integration & Internet Services

4,550,000  Chroma Ate                                                10,193
           Test & Measurement Instruments

  218,000  Cosmo Electronics (b)                                        545
           Relay & Opto-Coupler Manufacturer
---------------------------------------------------------------------------
                                                                     63,462


           >Malaysia: 0.5%

2,000,000  Unisem                                                    14,211
           Semiconductor Assembly


           >South Korea: 2.0%

1,400,000  S1 Corporation                                          $ 20,717
           Security Services
1,700,000  Samsung                                                   14,652
           Trading Company

2,500,000  Korea Technology Investments                               8,968
           Venture Capital

  175,000  Cheil Jedang                                               8,020
           Consumer Staples

  400,000  SK Corporation                                             7,336
           Oil Refining
---------------------------------------------------------------------------
                                                                     59,693


           >Singapore: 5.2%

6,000,000  Venture Manufacturing                                     61,076
           Electronic Manufacturing Services

9,350,000  Star Cruises (b)                                          50,490
           Cruise Line

4,000,000  Datacraft Asia                                            35,200
           Network Integrator

2,750,000  Natsteel Electronics                                       8,430
           Electronic Manufacturing Services
---------------------------------------------------------------------------
                                                                    155,196
                                                                   --------
Asia: Total                                                         663,832


---------------------------------------------------------------------------
Latin America: 2.8%

           >Mexico: 1.7%

5,000,000  Corp Interamericana de

           Entretenimiento (b)                                       19,708
           Special Events & Live Entertainment

6,500,000  Wal-Mart de Mexico (b)                                    15,155
           Discount Stores

9,000,000  Grupo Industrial Bimbo                                    14,208
           Bread, Baked Goods & Snacks
---------------------------------------------------------------------------
                                                                     49,071


           >Brazil: 0.8%

1,000,000  Embratel                                                  23,625
           Long Distance Telecommunications Provider


           >Argentina: 0.3%

  400,000  IRSA GDS                                                   9,150
           Real Estate Management & Development

                                                                   --------
Latin America: Total                                                 81,846

Number of Shares                                                Value (000)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Other Countries: 16.4%

            >Australia: 4.0%

 8,000,000  ERG                                                     $ 62,297
            Smart Card Systems for Public Transportation

 6,000,000  Computershare                                             30,945
            Financial Software/Services

 2,500,000  KeyCorp (b) (c)                                           14,064
            Smart Card Technology

 3,100,000  AAPT (b)                                                  10,200
            Telecommunications Provider

 1,508,000  Infomedia (b)                                                905
            Publisher of Electronic Catalog for Auto Parts
----------------------------------------------------------------------------
                                                                     118,411

            >Canada: 5.3%

   900,000  Celestica (b)                                             43,794
            Electronic Manufacturing Services

 1,000,000  Corus Entertainment (b)                                   26,659
            CATV Programming & Radio Stations

   720,000  Canadian Natural Resources (b)                            20,895
            Oil & Gas Producer

 1,000,000  Power Financial                                           19,876
            Life Insurance & Mutual Funds

 1,375,000  Mosaic (b)                                                16,704
            Outsourcing Market Services

   500,000  Penn West Petroleum (b)                                   12,351
            Oil & Gas Producer

 1,350,000  Bracknell (b)                                              6,742
            Electrical Contractor & Facilities Management

   300,000  Canadian Hunter (b)                                        6,368
            Natural Gas Producer

   150,000  Creo Products (b)                                          3,412
            Commercial Printing Machinery

   500,000  Cinar (b)                                                  1,750
            Children's TV Programming
----------------------------------------------------------------------------
                                                                     158,551


            >Israel: 4.6%

   965,000  Amdocs (b)                                                74,064
            Telecommunications Billing & Customer Care Software

   325,000  Comverse Technology (b)                                   30,225
            Voicemail & Related Systems

   300,000  DSP Group (b)                                             16,800
            DSP Based Semiconductors & Intellectual Property

   240,000  Gilat Satellite Network (b)                               16,650
            Satellite Communications Equipment
----------------------------------------------------------------------------
                                                                     137,739


            >South Africa: 1.7%

 6,000,000  Dimension Data (b)                                      $ 49,646
            Networks & Computer Services

            >Russia: 0.0%

$1,500,000  Khanty Mansiysk
            10% Notes Due 10/14/02                                       750

     4,129  Khanty Mansiysk (b)                                          179
            Oil Production in Russia
----------------------------------------------------------------------------
                                                                         929

            >United States: 0.8%

   500,000  MIH (b)                                                   15,016
            Pay-TV & Interactive TV Technology

   500,000  Carnival                                                   9,750
            Largest Cruise Line Operator
----------------------------------------------------------------------------
                                                                      24,766
                                                                 -----------
Other: Total                                                         490,042


Total Common Stocks and Other
                                                                 -----------
 Equity-Like Securities: 88.5%                                     2,641,067
             (Cost: $1,580,548)

Short-Term Obligations: 10.7%
            Yield 6.45-6.75% Due 7/3-7/17/00
 $123,071   Sears Roebuck                                            122,810
  110,238   Xerox                                                    110,048
   30,927   US West                                                   30,893
   30,427   Equilon                                                   30,377
   26,443   American Express                                          26,434
                                                                 -----------
            (Amortized Cost: $320,562)                               320,562

                                                                 -----------
Total Investments: 99.2%                                           2,961,629
            (Cost: $1,901,110)

Cash and Other Assets less Liabilities: 0.8%                          22,093

                                                                 -----------
Total Net Assets: 100%                                           $ 2,983,722
============================================================================

--------------------------------------------------------------------------------
  >Notes to Statement of Investments

(a) At June 30, 2000, for federal income tax purposes cost of investments was $1,957,959,000 and net unrealized appreciation was $1,003,670,000 consisting of gross unrealized appreciation of $1,123,081,000 and gross unrealized depreciation of $119,411,000.

(b)  Non-income producing security.

(c) On June 30, 2000, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Talentum (Finland)....................................   9.19%
Key Corp (Australia)..................................   6.92%

The aggregate cost and value of investments in these companies at June 30, 2000, was $18,864,000 and $27,940,000 respectively. The market value of these securities represents .94% of the total net assets at June 30, 2000. During the six months ended June 30, 2000, the cost of purchases and proceeds from sales in affiliated companies was $2,943,000 and $32,963,000 respectively. Net realized gain on sales of investments in such companies amounted to $27,934,000. There were no dividends received from these companies during the six months ended June 30, 2000.

(d) At June 30, 2000, $792,135,000 or 26.55% of the Fund's net assets were denominated in the Euro currency.

Acorn International
        >Portfolio Diversification

At June 30, 2000, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                     Value (000)        Percent
---------------------------------------------------------------
 >Computer Hardware
Semiconductors                       $   56,308             1.9%
Telephone Equipment                      39,923             1.3
PCs and Peripherals                      14,064             0.5
---------------------------------------------------------------
                                        110,295             3.7
 >Computer Software

Telephone Related                       104,289             3.5
Internet                                 22,274             0.7
Enterprise Resource Planning (ERP)        9,073             0.3
---------------------------------------------------------------
                                        135,636             4.5
 >Technology Services
Network/SI                              117,891             4.0
Full Service                             89,931             3.0
Internet/Web Consulting                  34,414             1.1
Embedded Systems                         27,135             0.9
---------------------------------------------------------------
                                        269,371             9.0
 >Telecom

Incumbent                                66,735             2.2
Cable                                    50,791             1.7
Alternative Provider                     32,172             1.1
Internet Service Providers (ISP)         15,016             0.5
---------------------------------------------------------------
                                        164,714             5.5

 >Broadcasting & Media Content
Hybrid Internet                         108,995             3.7
Radio & TV Broadcasting                  98,592             3.3
Media Content Providers                  74,343             2.5
Market Research                          19,946             0.6
---------------------------------------------------------------
                                        301,876            10.1

 >Health Care
Services                                 55,053             1.9
Devices & Consumables                    48,248             1.6
Biotechnology                            18,086             0.6
---------------------------------------------------------------
                                        121,387             4.1
 >Business Services

Business Process Outsourcing            266,726             8.9
Business Services                       263,555             8.9
Logistics                                21,591             0.7
Consumer Services                        13,752             0.5
---------------------------------------------------------------
                                        565,624            19.0
 >Financials

Asset Management                        149,579             5.0
Insurance                                49,890             1.7
Lending Institutions                     42,155             1.4
Venture Capital                           8,968             0.3
---------------------------------------------------------------
                                        250,592             8.4

 >Consumer Goods & Services
Retail Outlets                       $  148,533             5.0%
Leisure                                  96,982             3.3
Branded Goods                            69,370             2.3
Distribution/E-Commerce                   2,959             0.1
---------------------------------------------------------------
                                        317,844            10.7
 >Industrials

Electronic Manufacturing Services       113,300             3.8
Electronic Manufacturing                 48,695             1.6
Goods                                    44,635             1.5
R&D Design Firms                         32,141             1.1
Distribution                             11,280             0.4
---------------------------------------------------------------
                                        250,051             8.4
 >Other Industries
Energy                                   60,175             2.0
Utilities                                44,296             1.5
Conglomerates                            40,056             1.3
Real Estate                               9,150             0.3
---------------------------------------------------------------
                                        153,677             5.1
Total Common Stocks and
                                     --------------------------
   Other Equity-Like Securities:      2,641,067            88.5

Short-Term Obligations:                 320,562            10.7

                                     --------------------------
Total Investments:                    2,961,629            99.2

Cash and Other Assets less
   Liabilities:                          22,093             0.8

                                     --------------------------
Net Assets:                          $2,983,722           100.0%

Acorn USA
         >Major Portfolio Changes in the Second Quarter

                                                          Number of Shares
                                                          ----------------

Additions                                             3/31/00        6/30/00
----------------------------------------------------------------------------
         Information
Commonwealth Telephone                                      0         66,000
Ezenia                                                 30,000        168,400
Information Holdings                                        0         48,600
Kronos                                                 35,000        100,300
Mediacom Communications                                     0        305,000
Perkin Elmer                                           65,000        158,000
RCM Technologies                                      173,000        301,000
Reynolds & Reynolds                                         0        142,600
Salem Communications                                  122,700        270,700
Sykes Enterprises                                     421,500        450,500
----------------------------------------------------------------------------
         Consumer Goods/Services
ITT Educational Services                              153,000        245,000
----------------------------------------------------------------------------
         Finance
Chittenden                                             93,500        126,500
Neuberger Berman                                            0         74,700
TCF Financial                                          59,000         79,000
----------------------------------------------------------------------------
         Industrial Goods/Services
EGL                                                         0         19,800
----------------------------------------------------------------------------
         Energy/Minerals
Carbo Ceramics                                              0         31,300
Newpark Resources                                     135,000        371,000
----------------------------------------------------------------------------
         Other Industries
Conectiv                                              281,000        523,000
----------------------------------------------------------------------------
Sales
         Information
American Power Conversion                             185,000        131,000
Aspect Communications                                 205,100        114,200
CACI International                                    185,000        159,700
Cambridge Technologies                                 60,000              0
Classic Communications                                 65,000              0
Data Transmission Network                             209,100              0
DSP Group                                             143,100         92,100
Navidec                                               125,000              0
Objective Systems                                     163,000              0
RCN                                                   272,800         80,000
TV Guide                                               21,000              0
West TeleServices                                     130,000         89,000
Young Broadcasting                                     39,500              0
----------------------------------------------------------------------------
         Health Care
Genome Therapeutics                                    44,900              0
Genset                                                 26,000              0
Genzyme Molecular
  Onocology Division                                   55,000              0
Lincare Holdings                                      315,400        285,400
Maxygen                                                33,100         13,100
Myriad Genetics                                        26,700         10,000
----------------------------------------------------------------------------
         Consumer Goods/Services
NuSkin Enterprises                                    157,600              0
----------------------------------------------------------------------------
         Finance
Markel                                                  2,100              0
Markel CVR                                              2,108              0
Pioneer Group                                          36,800              0
Protective Life                                        66,000              0
----------------------------------------------------------------------------
         Industrial Goods/Services
Insurance Auto Auctions                               347,400        319,400
Labor Ready                                           150,000              0

Acorn USA
    >Statement of Investments (unaudited) June 30, 2000


Number of Shares                                             Value (000)
-------------------------------------------------------------------------
                                                     Common Stocks: 92.1%
-------------------------------------------------------------------------
Information: 48.0%

           >Broadcasting: 0.8%
270,700   Salem Communications (b)                                $ 2,512
          Radio Stations for Religious Programming

           >Television Programming: 1.5%
305,000   Mediacom Communications (b)                               4,689
          Cable Television Franchises

           >Telecommunications/Wireline Communications: 1.7%
 66,000   Commonwealth Telephone (b)                                3,106
          Rural Phone Franchises & CLEC

 80,000   RCN (b)                                                   2,030
          Metro Market CLEC: Voice, Video &
          Internet Services
-------------------------------------------------------------------------
                                                                    5,136

           >Mobile Communications: 9.2%
186,000   Telephone and Data Systems (b)                           18,647
          Cellular & Telephone Services

121,800   Comarco (b)                                               3,959
          Wireless Network Testing

229,000   Diversinet (b)                                            2,719
          Wireless PKI Security

112,400   Price Communications (b)                                  2,648
          Cellular Telephone Services
-------------------------------------------------------------------------
                                                                   27,973

           >Telecommunications Equipment: 1.7%
114,200   Aspect Telecommunications (b)                             4,489
          Call Center Software

168,400   Ezenia (b)                                                  747
          Multimedia Communications
-------------------------------------------------------------------------
                                                                    5,236
           >Computer Services: 3.9%
450,500   Sykes Enterprises (b)                                     5,800
          Call Center Services

170,000   Pomeroy Computer Resources (b)                            2,508
          Network Integration Services

301,000   RCM Technologies (b)                                      2,220
          Technology Staffing Services

635,000   Aztec Technology Partners (b)                             1,389
          Technology Staffing Services
-------------------------------------------------------------------------
                                                                   11,917

           >Business Software: 4.6%
598,000   JDA Software (b)                                         11,474
          Applications/Software & Services for Retailers

132,000   Project Software (b)                                      2,376
          Enterprise Maintenance Software
-------------------------------------------------------------------------
                                                                   13,850

           >Transaction Processors: 3.4%
268,300   National Data                                             6,171
          Credit Card & Health Claims Processor

165,500   Concord EFS (b)                                           4,303
          Credit Card Processor
-------------------------------------------------------------------------
                                                                   10,474

           >Internet: 1.2%
350,000   MSI Holdings (b)                                       $  2,538
          Web Hosting

188,000   Online Resources (b)                                      1,210
          Internet Banking Technology
-------------------------------------------------------------------------
                                                                    3,748

           >Business Information/
          Marketing Services: 5.7%
169,000   PRIMEDIA (b)                                              3,845
          Specialty Magazines & Other Publications

102,800   Getty Images (b)                                          3,810
          Photographs for Publications & Electronic Media

159,700   CACI International (b)                                    3,114
          Technology Services for Government

142,600   Reynolds & Reynolds                                       2,602
          Computer Systems for Car Dealers

 89,000   West TeleServices (b)                                     2,253
          Customer Care & Sales Support

 48,600   Information Holdings (b)                                  1,798
          Scientific & Medical Publications, Patent Information
-------------------------------------------------------------------------
                                                                   17,422

           >Instrumentation: 6.8%
158,000   Perkin Elmer                                             10,448
          Analytical Instruments for Biotech/Telecom

140,000   Tektronix                                                10,360
          Analytical Instruments
-------------------------------------------------------------------------
                                                                   20,808

           >Semiconductors/Related Equipment: 1.7%
 92,100   DSP Group (b)                                             5,158
          Telecom Semiconductors


           >Computer Hardware/Related Systems: 5.8%
527,600   Micros Systems (b)                                        9,794
          Information Systems for Restaurants & Hotels

131,000   American Power Conversion (b)                             5,346
          Uninterruptable Power Systems

100,300   Kronos (b)                                                2,608
          Labor Management Solutions
-------------------------------------------------------------------------
                                                                   17,748
                                                                 --------
           Information: Total                                     146,671
-------------------------------------------------------------------------
Health Care: 7.7%

           >Biotechnology/Drug Delivery: 1.4%
363,636   Metabolex, Series F (b)                                   2,000
          Drugs for Diabetes

 10,000   Myriad Genetics (b)                                       1,481
          Gene Discovery & Diagnostic Products

 13,100   Maxygen (b)                                                 744
          Molecular Breeding
-------------------------------------------------------------------------
                                                                    4,225

Acorn USA
     >Statement of Investments, continued

     Principle Amount or
     Number of Shares  Value (000)
     Number of Shares  Value (000)
-------------------------------------------------------------------------

            >Services: 6.3%
343,000   First Health (b)                                       $ 11,255
          PPO Network

285,400   Lincare Holdings (b)                                      7,028
          Home Health Care Services

856,100   Magellan Health Services (b)                              1,070
          Mental Health Services
-------------------------------------------------------------------------
                                                                   19,353
                                                                 --------
          Health Care: Total                                       23,578
-------------------------------------------------------------------------

Consumer Goods/Services: 4.9%
             >Consumer Services: 2.6%
245,000   ITT Educational Services (b)                              4,303
          Technology Oriented Postsecondary Degree Programs

547,000   Telespectrum (b)                                          2,496
          Call Center Services

 43,000   Bally Total Fitness (b)                                   1,091
          National Chain of Fitness Centers
-------------------------------------------------------------------------
                                                                    7,890

            >Retail: 2.3%
395,000   Gadzooks (b)                                              4,586
          Teen Apparel Retailer

 58,500   Whole Foods Market (b)                                    2,417
          Natural Food Supermarkets
-------------------------------------------------------------------------
                                                                    7,003
                                                                 --------
          Consumer Goods/Services: Total                           14,893
-------------------------------------------------------------------------

Finance: 10.8%
            >Banks: 2.1%
126,500   Chittenden                                                3,091
          Vermont & West Massachusetts Bank

 79,000   TCF Financial                                             2,029
          Great Lakes Bank
 41,000   Texas Regional Bancshares                                 1,040
          TexMex Bank
-------------------------------------------------------------------------
                                                                    6,160

            >Finance Companies: 4.4%
613,500   AmeriCredit (b)                                          10,429
          Auto Lending

590,000   World Acceptance (b)                                      3,098
          Personal Loans
-------------------------------------------------------------------------
                                                                   13,527

            >Money Management: 1.7%
 74,700   Neuberger Berman                                          3,474
          Major Asset Management Company

163,000   Phoenix Investment Partners                               1,712
          Mutual Fund & Pension Manager
-------------------------------------------------------------------------
                                                                    5,186

-------------------------------------------------------------------------

            >Insurance: 2.6%
637,700   UICI (b)                                               $  4,185
          Insurance/Specialty Finance

 93,000   Leucadia National                                         2,122
          Insurance Holding Company

332,100   Acceptance Insurance (b)                                  1,660
          Crop Insurance
-------------------------------------------------------------------------
                                                                    7,967
                                                                 --------
          Finance: Total                                           32,840
-------------------------------------------------------------------------

            Industrial Goods/Services: 8.1%
            >Industrial Goods: 0.7%
111,400   Advanced Lighting Technologies (b)                        2,061
          Metal Halide Lighting


            Specialty Chemicals: 2.0%
202,600   Lilly Industries, Cl. A                                   6,091
          Industrial Coatings


            >Other Industrial Services: 5.4%
319,400   Insurance Auto Auctions (b)                               6,747
          Auto Salvage Services

346,000   Hub Group (b)                                             5,168
          Truck & Rail Freight Forwarder

422,500   Wackenhut, Cl. B (b)                                      3,961
          Prison Management

 19,800   EGL (b)                                                     609
          Domestic Freight Forwarder
-------------------------------------------------------------------------
                                                                   16,485
                                                                 --------
          Industrial Goods/Services: Total                         24,637
-------------------------------------------------------------------------

            Energy/Minerals: 9.5%
           >Oil Services: 1.5%
371,000   Newpark Resources (b)                                     3,501
          Oilfield Fluid Management

 31,300   Carbo Ceramics                                            1,099
          Manufacturer of Ceramic Pellets for Gas Wells
-------------------------------------------------------------------------
                                                                    4,600

            >Oil/Gas Producers: 1.6%
485,800   Tesoro Petroleum (b)                                      4,919
          Oil Refinery/Gas Reserves


            >Distribution/Marketing/Refining: 6.4%
176,700   Dynegy                                                   12,071
          Natural Gas & Electric Processing,
          Production & Marketing

 83,300   Equitable Resources                                       4,019
          Natural Gas Utility & Producer

193,000   Atmos Energy                                              3,377
          Natural Gas Utility
-------------------------------------------------------------------------
                                                                   19,467
                                                                 --------
          Energy/Minerals: Total                                   28,986

     Principle Amount or
     Number of Shares  Value (000)


     Principal Amount  Value (000)
-------------------------------------------------------------------------

            Other Industries: 3.1%
            >Real Estate: 0.4%
 47,000   The Rouse Company                                      $  1,163
          Regional Shopping Malls


            >Regulated Utilities: 2.7%
523,000   Conectiv                                                  8,139
          Electric Utility in New Jersey, Delaware & Maryland
                                                                 --------
          Other Industries: Total                                   9,302

Total Common Stocks: 92.1%                                        280,907
                  (Cost: $296,427)
-------------------------------------------------------------------------

Short-Term Obligations: 7.1%
                  Yield 6.70%-6.85% Due 7/3-7/6/00
         $ 7,891  Citigroup                                      $  7,885
           7,542  GE International                                  7,535
           6,312  Ford Motor Puerto Rico                            6,310
-------------------------------------------------------------------------
                  (Amortized Cost: $21,730)                        21,730
                                                                 --------
Total Investments: 99.2%                                          302,637
                  (Cost: $318,157)

Cash and Other Assets Less Liabilities: 0.8%                        2,353
                                                                 --------
Total Net Assets: 100%                                           $304,990
=========================================================================


     Notes to Statement of Investments
(a) At June 30, 2000, for federal income tax purposes cost of investments was $318,547,000 and net unrealized depreciation was $15,910,000, consisting of gross unrealized appreciation of $60,321,000 and gross unrealized depreciation of $76,231,000.
(b)  Non-income producing security.

Acorn Foreign Forty
          >Major Portfolio Changes in the Second Quarter



                                                      Number of Shares
                                                  ------------------------
                                                   3/31/00        6/30/00

Additions
--------------------------------------------------------------------------
         Europe

 >Germany
MobilCom                                                  0         19,600

 >Sweden
Modern Times Group                                        0         65,000

 >United Kingdom/Ireland
Irish Life & Permanent (Ireland)                    500,000        550,000
Sema Group                                          100,000        178,666

 >Italy
Saipem                                                    0        225,000

 >Netherlands
Getronics                                            65,000        254,000
 (includes effect of 3 for 1 stock split)

--------------------------------------------------------------------------
         Asia

 >Singapore
Venture Manufacturing                               500,000        560,000

--------------------------------------------------------------------------
         Other Countries
 >Australia
Computershare                                             0        650,000
ERG                                                       0        800,000
Infomedia                                                 0        113,000

 >Israel
Comverse Technology                                   5,000         55,000
 (includes effect of 2 for 1 stock split)

 >United States
Global TeleSystems                                        0        200,000


                                                      Number of Shares
                                                  ------------------------
                                                   3/31/00        6/30/00
Sales
--------------------------------------------------------------------------
         Europe

 >Belgium
Audiofina                                            50,000         41,000

 >United Kingdom
St. James Capital                                   700,000              0

 >Italy
Editoriale L'Espresso                               250,000        180,000
SEAT Pagine Gialle                                  800,000              0

--------------------------------------------------------------------------
         Asia

 >Japan
Nintendo                                             12,000              0

--------------------------------------------------------------------------
         Other Countries
 >Australia
One.Tel Limited                                   1,290,000              0

 >Canada
ATI Technologies                                    250,000              0
Power Financial                                      50,000              0

 >Israel
Gilat Satellite Network                              14,500              0

 >United States
Global Telesystems                                2,988,000              0

Acorn Foreign Forty
          >Statement of Investments (unaudited) June 30, 2000



Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                                                        Common Stocks: 97.7%
----------------------------------------------------------------------------
Europe: 60.5%
              >Germany: 2.8%
    50,000   Rhoen Klinikum                                          $ 1,989
             Hospital Management
    19,600   MobilCom                                                  1,967
             Telecommunication Services
----------------------------------------------------------------------------
                                                                       3,956
              >Finland: 2.3%
   165,000   Comptel                                                   3,337
             Telephone Billing Software

              >Sweden: 5.3%
    60,000   Netcom (b)                                                4,453
             Telecommunication Services
    65,000   Modern Times Group (b)                                    3,113
             TV, Newspapers and Electronic Commerce
----------------------------------------------------------------------------
                                                                       7,566
              >France/Belgium: 7.8%
    41,000   Audiofina (Belgium)                                       5,306
             TV & Radio Broadcaster
    70,000   M6 Metropole TV                                           4,268
             Television Broadcaster
    18,000   Atos (b)                                                  1,691
             Computer Services/Transaction Processing
----------------------------------------------------------------------------
                                                                      11,265
              >United Kingdom/Ireland: 22.4%
    550,000  Irish Life & Permanent (Ireland)                          4,655
             Life Insurance
    500,000  Peninsular & Oriental (b)                                 4,284
             Cruise Line
    600,000  Hays                                                      3,347
             Outsourcing Services
     71,000  Energis (b)                                               2,664
             Telecommunication Services
    178,666  Sema Group (b)                                            2,543
             Computer Software & Services
    170,000  WPP Group (b)                                             2,484
             Advertising
    100,000  Capita Group (b)                                          2,448
             Outsourcing Services
    100,000  Logica                                                    2,368
             Computer Software & Services
    200,000  SSL International                                         2,157
             Medical & Footcare Products
    270,000  Serco Group                                               2,136
             Facilities Management
     27,500  NTL (b)                                                   1,647
             Voice, Video & Data Services
    363,100  Thus (b)                                                  1,523
             Telecommunication Services
----------------------------------------------------------------------------
                                                                      32,256


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
              >Switzerland: 4.8%
      1,000  Julius Baer Holding                                     $ 3,967
             Private Banking, Brokerage & Mutual Funds
        800  Pargesa Holdings                                          1,830
             Industrial & Media Conglomerate
        390  Cie Fin Richemont                                         1,054
             Luxury Goods, Tobacco & Pay TV
----------------------------------------------------------------------------
                                                                       6,851
              >Italy: 5.9%
    330,000  Banca Fideuram                                            4,998
             Life Insurance & Mutual Funds
    180,000  Editoriale L'Espresso                                     2,139
             Newspapers & Magazines Publisher
    225,000  Saipem                                                    1,337
             Offshore Construction & Drilling
----------------------------------------------------------------------------
                                                                       8,474
              >Spain: 1.7%
    110,000  Indra Sistemas                                            2,526
             Computer Services

              >Netherlands: 7.5%
     80,693  ASR Verzekeringsgroep                                     4,200
             Auto/Life Insurance
    254,000  Getronics                                                 3,932
             Computer Services
    165,000  Fox Kids Europe (b)                                       2,610
             Cartoons
----------------------------------------------------------------------------
                                                                      10,742
                                                                     -------
             Europe: Total                                            86,973
----------------------------------------------------------------------------
Asia: 14.7%
              >Japan: 7.1%
     10,000  Fast Retailing                                            4,196
             Discount Apparel Retailer
     24,000  Orix                                                      3,550
             Finance Leasing
      5,000  Bellsystem24                                              2,457
             Call Centers
----------------------------------------------------------------------------
                                                                      10,203
              >Singapore: 7.6%
    560,000  Venture Manufacturing                                     5,700
             Electronic Manufacturing Services
    969,000  Star Cruises (b)                                          5,233
             Cruise Line
----------------------------------------------------------------------------
                                                                      10,933
                                                                     -------
             Asia: Total                                              21,136

Acorn Foreign Forty
          >Statement of Investments, continued


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Other Countries: 22.5%
              >Australia: 6.7%
    800,000  ERG                                                    $  6,230
             Smart Card Systems for Public Transportation
    650,000  Computershare                                             3,352
             Financial Software/Services
    113,000  Infomedia (b)                                                68
             Publisher of Electronic Catalog for Auto Parts
----------------------------------------------------------------------------
                                                                       9,650
              >Canada: 5.0%
     90,000  Celestica (b)                                             4,379
             Electronic Manufacturing Services
    100,000  Clearnet Communications (b)                               2,767
             Telecommunications Services
----------------------------------------------------------------------------
                                                                       7,146
              >Israel: 9.1%
    105,000  Amdocs (b)                                                8,059
             Telecommunications Billing & Customer Care Software
     55,000  Comverse Technology (b)                                   5,115
             Voicemail & Related Systems
----------------------------------------------------------------------------
                                                                      13,174



Principle Amount or
Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

              >United States: 1.7%
    200,000  Global TeleSystems (b)                                 $  2,413
             Telecommunication Services
                                                                    --------
             Other: Total                                             32,383

                                                                    --------
Total Common Stocks: 97.7%                                           140,492
             (Cost: $119,238)

Short Term Obligations: 2.1%
   $  3,051  First Capital 6.90% Due 7/3/00                            3,050
             (Amortized Cost: $3,050)
                                                                    --------
Total Investments: 99.8%                                             143,542
             (Cost: $122,288)

Cash and Other Assets Less Liabilities: 0.2%                             297
                                                                    --------
Total Net Assets: 100%                                              $143,839
============================================================================



------------------------------------------------------------------------------
 Notes to Statement of Investments
(a) At June 30, 2000, for federal income tax purposes cost of investments was $122,593,000 and net unrealized appreciation was $20,949,000, consisting of gross unrealized appreciation of $36,234,000 and gross unrealized depreciation of $15,285,000.
(b) Non-income producing security.
(c) At June 30, 2000, $47,866,000 or 33.28% of the Fund's net assets were denominated in the Euro currency.

Acorn Foreign Forty
>Portfolio Diversification
At June 30, 2000, the Fund's portfolio of investments as a parent of net assets was diversified as follows:

                                                 Value (000)         Percent
----------------------------------------------------------------------------

>Information

Telephone Services                                $ 15,477             10.8%
Broadcasting                                        15,297             10.6
Business Software                                   11,396              7.9
Computer Services                                   10,534              7.3
Transaction Processors                               9,582              6.7
Contract Manufacturing                               5,700              4.0
Telephone Equipment                                  5,115              3.6
Mobile Communications                                2,767              1.9
Business Information                                 2,526              1.8
Advertising                                          2,484              1.7
Publishing                                           2,207              1.5
CATV                                                 1,647              1.1
----------------------------------------------------------------------------
                                                    84,732             58.9
>Health Care

Pharmaceuticals                                      2,157              1.5
Hospital Management                                  1,989              1.4
----------------------------------------------------------------------------
                                                     4,146              2.9
>Consumer Goods/Services
Cruises                                              9,517              6.6
Retail                                               4,196              2.9
Entertainment                                        1,054              0.8
----------------------------------------------------------------------------
                                                    14,767             10.3

>Finance

Finance Companies                                 $  7,517              5.2%
Money Management                                     4,998              3.5
Savings & Loans                                      4,655              3.2
Insurance                                            4,200              2.9
Closed End Funds                                     1,830              1.3
----------------------------------------------------------------------------
                                                    23,200             16.1
>Industrial Goods/Services

Outsourcing Services                                 7,931              5.5
Electrical Components                                4,379              3.1
----------------------------------------------------------------------------
                                                    12,310              8.6
>Energy/Minerals
Oil Services                                         1,337              0.9
----------------------------------------------------------------------------
                                                     1,337              0.9

Total Common Stocks:                               140,492             97.7

Short Term Obligations:                              3,050              2.1
                                                  --------------------------
Total Investments:                                 143,542             99.8

Cash and Other Assets Less
         Liabilities:                                  297              0.2
                                                  --------------------------
Net Assets                                        $143,839            100.0%
----------------------------------------------------------------------------

Acorn Twenty

         >Major Portfolio Changes in the Second Quarter

                                                    Number of Shares Held
                                                    ---------------------
Additions                                               3/31/00   6/30/00
-------------------------------------------------------------------------
         Information
Getty Images                                                  0    65,000
Perkin Elmer                                             21,000    32,000
-------------------------------------------------------------------------
         Industrial Goods/Services
Expeditors International
   of Washington                                              0    45,000
-------------------------------------------------------------------------
Sales
         Information
McLeod USA                                               42,000    84,000
             (includes effect of 3 for 1 stock split)
RCN                                                      65,000         0
Tektronix                                               100,000    90,000
-------------------------------------------------------------------------
         Health Care
First Health                                            118,700   100,000
-------------------------------------------------------------------------
         Finance
Comdisco                                                 46,000         0
-------------------------------------------------------------------------
         Energy/Minerals
Dynegy                                                   69,000    50,000

Acorn Twenty

         >Statement of Investments (unaudited) June 30, 2000


Principal Amount or
Number of Shares  Value (000)

Number of Shares  Value (000)

Common Stocks: 97.7%
Information: 51.6%
-------------------------------------------------------------------------------
          >Television Programmimg: 3.5%
90,000   Liberty Media Group, AT&T                                      $ 2,182
         Cable & Satellite Programming

          >Telecommunications/Wireline Communications: 2.8%
84,000   McLeod USA (b)                                                   1,738
         Super Regional CLEC: Local, Long Distance & Internet Services

          >Instrumentation: 19.0%
90,000   Tektronix                                                        6,660
         Analytical Instruments
23,000   Waters                                                           2,871
         Chromatography, Mass Spectrometry, Thermal Analysis
32,000   Perkin Elmer                                                     2,116
         Analytical Instruments for Biotech, Telecom
-------------------------------------------------------------------------------
                                                                         11,647
          >Mobile Communications: 4.6%
52,000   Pinnacle Holdings (b)                                            2,808
         Towers for Cellular, PCS & Paging

          >Contract Manufacturing: 6.4%
79,000   Jabil Circuit                                                    3,920
         Electronic Manufacturing Services

          >Computer Hardware & Related
         Equipment: 3.6%
54,000   American Power Conversion (b)                                    2,204
         Uninterruptable Power Systems

          >Business Information: 11.7%
132,600  Reynolds & Reynolds                                              2,420
         Business Forms & Computer Systems for Car Dealers
65,000   Getty Images (b)                                                 2,409
         Photographs for Publications & Electronic Media
73,000   H & R Block                                                      2,363
         Tax Preparation
-------------------------------------------------------------------------------
                                                                          7,192
                                                                       --------
         Information: Total                                              31,691
-------------------------------------------------------------------------------
Health Care: 14.8%
          >Biotechnology/Drug Delivery: 0.8%
6,000    Incyte Pharmaceutical (b)                                     $    493
         Gene Sequencing

          >Hospital/Laboratory Supplies: 8.7%
41,100   Techne (b)                                                       5,343
         Cytokines, Antibodies, Other Reagents for Life Sciences

          >Services: 5.3%
100,000  First Health (b)                                                 3,281
         PPO Network
                                                                        -------
         Health Care: Total                                               9,117
-------------------------------------------------------------------------------
Consumer Goods/Services: 13.9%
          >Leisure Vehicles: 4.6%
74,000   Harley-Davidson                                                  2,849
         Motorcycles & Related Merchandise

          >Furniture & Manufacturers: 9.3%
125,000  Herman Miller                                                    3,234
         Office Furniture
105,000  Jones Apparel (b)                                                2,468
         Women's Apparel
-------------------------------------------------------------------------------
                                                                          5,702
                                                                        -------
         Consumer Goods/Services: Total                                   8,551
-------------------------------------------------------------------------------
Finance: 6.1%
          >Money Management: 6.1%
94,500   SEI Investments                                                  3,762
         Mutual Fund Administration
         Finance: Total                                                   3,762
-------------------------------------------------------------------------------
Industrial Goods/Services: 5.7%
          >Logistics: 3.5%
45,000   Expeditors International of Washington                           2,138
         International Freight Forwarder

          >Other Industrial Services: 2.2%
120,000  ServiceMaster                                                    1,365
         Facilities Management
                                                                        -------
         Industrial Goods/Services: Total                                 3,503

Acorn Twenty
              >Statement of Investments, continued

Number of Shares  Value (000)

 Principal Amount Value (000)
-------------------------------------------------------------------------------
Energy/Minerals: 5.6%
           >Oil Refining/Marketing/Distribution: 5.6%
50,000   Dynegy                                                           3,416
         Natural Gas & Electric Processing, Production & Marketing
         Energy/Minerals: Total                                           3,416

Total Common Stocks: 97.7%                                               60,040
         (Cost: $47,454)
-------------------------------------------------------------------------------
Short-Term Obligations: 2.3%
  $ 1,441  First Capital 6.90% Due 7/3/00                              $  1,441
           (Amortized Cost: $1,441)                                    --------
Total Investments: 100%                                                  61,481
           (Cost: $48,895)

Cash and Other Assets Less Liabilities: 0.0%                                (10)
                                                                       --------
Total Net Assets: 100%                                                 $ 61,471
-------------------------------------------------------------------------------
 Notes to Statement of Investments

(a) At June 30, 2000, for federal income tax purposes cost of investments was $48,897,000 and net unrealized appreciation was $12,584,000, consisting of gross unrealized appreciation of $15,330,000 and gross unrealized depreciation of $2,746,000.
(b) Non-income producing security.

               Acorn Family of Funds

                    >Statements of Assets and Liabilities

                    >Statements of Operations

                    >Statements of Changes in Net Assets

                    >Financial Highlights

                    >Notes to Financial Statements

Acorn Family of Funds
         >Statements of Assets and Liabilities (unaudited)

                                                                  Acorn          Acorn          Acorn         Acorn        Acorn
(in thousands)                                                     Fund      International       USA      Foreign Forty   Twenty
----------------------------------------------------------------------------------------------------------------------------------
6/30/00
Assets
Investments, at value (cost: Acorn Fund $2,676,542;
   Acorn International $1,901,110; Acorn USA $318,157;
   Acorn Foreign Forty $122,288; Acorn Twenty $48,895)         $ 3,855,697   $ 2,961,629    $   302,637     $143,542    $  61,481
Cash                                                                    87        21,052              1            -            -
Organization costs                                                       -             -             25            -            -
Net unrealized appreciation on
   foreign forward currency contracts                                    -            89              -            -            -
Receivable for:
   Securities sold                                                  22,582        19,256          2,723        1,010            -
   Fund shares sold                                                  1,832         6,896            118           46            7
   Dividends and interest                                            2,422         3,225             22          143           24
   Other assets                                                        502           268             36            -            -
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                  3,883,122     3,012,415        305,562      144,741       61,512
Liabilities and Net Assets
Payable for:
   Securities purchased                                             17,810        25,909            347           68            -
   Fund shares redeemed                                             46,689         1,669             73          759            -
   Organization costs                                                    -             -             26            -            -
----------------------------------------------------------------------------------------------------------------------------------
   Other                                                             1,053         1,115            126           75           41
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                65,552        28,693            572          902           41
Net assets applicable to Fund shares outstanding               $ 3,817,570   $ 2,983,722    $   304,990     $143,839    $  61,471
----------------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                            221,654        90,901         22,192        7,313        4,632
----------------------------------------------------------------------------------------------------------------------------------

Pricing of Shares
Net asset value, offering price and redemption price
   per share                                                   $     17.22   $     32.82    $    13.74      $  19.67    $   13.27
----------------------------------------------------------------------------------------------------------------------------------
Analysis of Net Assets
Paid-in capital                                                $ 2,354,404   $ 1,596,370    $  319,438      $113,032    $  48,733
Accumulated net realized gain on sales
   of investments, futures and foreign
   currency transactions                                           280,123       395,993         1,514         9,882          333
Net unrealized appreciation (depreciation) of investments and and other assets (net of unrealized PFIC gains of $65,710
   for Acorn International and $305 for Acorn Foreign Forty)     1,179,150       994,764       (15,520)       20,947       12,586
Undistributed net investment income (loss)                           3,893        (3,405)         (442)          (22)        (181)
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Fund shares outstanding                                     $ 3,817,570   $ 2,983,722    $  304,990      $143,839    $  61,471
----------------------------------------------------------------------------------------------------------------------------------

Acorn Family of Funds
         >Statements of Operations (unaudited)


                                                                                     Acorn
                                                                                  International
                                            Six months     Year               Six months     Year
(in thousands)                              ended 6/30,    ended 12/31,       ended 6/30,    ended 12/31,
-------------------------------------------------------------------------------------------------------------------
                                                  2000            1999              2000            1999
Investment Income:
  Dividends                                    $17,871      $   34,159         $  12,152      $   20,878
  Interest                                      10,729          11,416             5,909           4,883
-------------------------------------------------------------------------------------------------------------------
                                                28,600          45,575            18,061          25,761
  Foreign taxes withheld                          (179)           (330)           (1,532)         (2,094)
-------------------------------------------------------------------------------------------------------------------
      Total investment income                   28,421          45,245            16,529          23,667

Expenses:
  Investment advisory                           13,360          23,437            12,225          15,668
  Administration                                   976           1,699               774             961
  Custodian                                        608             875             2,022           2,321
  Transfer and dividend disbursing agent           688           1,312               712           1,380
  Reports to shareholders                          233             448               234             446
  Legal and audit                                  145             229                87             136
  Registration and blue sky                         36              64                66              58
  Trustees' and other                              359             683               255             399
-------------------------------------------------------------------------------------------------------------------
      Total expenses                            16,405          28,747            16,375          21,369

  Less custodian fees paid indirectly               --              --                --              --
  Less reimbursement of expenses by advisor         --              --                --              --
-------------------------------------------------------------------------------------------------------------------
  Net expenses                                  16,405          28,747            16,375          21,369
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    12,016          16,498               154           2,298
Net Realized and Unrealized Gain
  (Loss) on Investments,
  Futures and Foreign Currency Transactions:
  Net realized gain on sales of investments    287,373         915,362           390,709         205,354
  Net realized gain (loss) on foreign
    currency transactions                           --            (110)            1,135           1,133
  Net realized loss on futures                  (2,727)         (6,918)               --            (403)
  Change in net unrealized appreciation
    of investments and foreign currency
    transactions                              (358,941)         92,272          (522,912)      1,054,166
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments, futures and foreign
   currency transactions                       (74,295)      1,000,606          (131,068)      1,260,250
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                  $(62,279)     $1,017,104         $(130,914)     $1,262,548
===================================================================================================================

See accompanying notes to financial statements

                                                            Acorn
                     Acorn USA                           Foreign Forty                       Acorn Twenty
              Six months      Year                 Six months       Year              Six months        Year
              ended 6/30,     ended 12/31,         ended 6/30,      ended 12/31,      ended 6/30,       ended 12/31,
  --------------------------------------------------------------------------------------------------------------------------
                    2000            1999                 2000             1999              2000              1999
                    $603            $2,223               $831             $459              $167                $280
                     914             1,259                206              158                79                 130
  --------------------------------------------------------------------------------------------------------------------------
                   1,517             3,482              1,037              617               246                 410
                      --                --                (94)             (42)               --                  --
  --------------------------------------------------------------------------------------------------------------------------
                   1,517             3,482                943              575               246                 410

                   1,631             2,805                664              426               285                 503
                      88               150                 35               22                16                  28
                      26                43                117               85                 7                  12
                     102               218                 62               60                63                 105
                      39                95                 41               53                40                  75
                      28                41                 17               29                14                  29
                      26                26                 18               25                11                  20
                      48                85                 10                6                 7                  17
  --------------------------------------------------------------------------------------------------------------------------
                   1,988             3,463                964              706               443                 789
                      (4)               (6)                (1)             (13)               (6)                (11)
                      --                --                 --              (42)              (10)                (23)
  --------------------------------------------------------------------------------------------------------------------------
                   1,984             3,457                963              651               427                 755
  --------------------------------------------------------------------------------------------------------------------------
                    (467)               25                (20)             (76)             (181)               (345)

                   2,063            38,768              9,924              792               496               5,015
                      --                --                 --               --                --                  --
                      --                --                 --               --                --                  --
                 (63,202)           30,941            (16,843)          36,932             1,148               8,906
  --------------------------------------------------------------------------------------------------------------------------
                 (61,139)           69,709             (6,919)          37,724             1,644              13,921
  --------------------------------------------------------------------------------------------------------------------------
                $(61,606)          $69,734            $(6,939)         $37,648            $1,463             $13,576
  ==========================================================================================================================

Acorn Family of Funds
         >Statements of Changes in Net Assets (unaudited)


                                                                                                         Acorn
                                                                                                      International
                                                             Six months      Year                 Six months       Year
     (in thousands)                                          ended 6/30,     ended 12/31,         ended 6/30,      ended 12/31,
   ------------------------------------------------------------------------------------------------------------------------------
                                                                   2000            1999                 2000             1999
     From Operations:
          Net investment income (loss)                        $   12,016      $   16,498           $      154        $    2,298
          Net realized gain on sales of investments,
            futures and foreign currency transactions            284,646         908,334              391,844           206,084
          Change in net unrealized appreciation of
          investments and foreign currency transactions         (358,941)         92,272             (522,912)        1,054,166
   ------------------------------------------------------------------------------------------------------------------------------
               Net increase (decrease) in net assets
                 resulting from operations                       (62,279)      1,017,104             (130,914)        1,262,548
     Distributions to Shareholders From:
          Net investment income                                  (10,651)        (16,501)             (58,157)          (16,992)
          Net realized gain                                     (213,028)       (638,460)             (44,940)         (119,344)
   ------------------------------------------------------------------------------------------------------------------------------
              Total distributions to shareholders               (223,679)       (654,961)            (103,097)         (136,336)
     From Fund Share Transactions:
          Reinvestment of dividend and capital
             gain distributions                                  205,092         586,161               96,097           128,048
          Proceeds from other shares sold                        426,888         346,317              928,463           648,562
   ------------------------------------------------------------------------------------------------------------------------------
                                                                 631,980         932,478            1,024,560           776,610
          Payments for shares redeemed                          (449,291)       (923,243)            (675,030)         (760,116)
   -------------------------------------------------------------------------------------------------------------------------------
          Net increase (decrease) in net assets from
               Fund share transactions                           182,689           9,235              349,530            16,494
   ------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                    (103,269)        371,378              115,519         1,142,706
     Net Assets:
          Beginning of period                                  3,920,839       3,549,461            2,868,203         1,725,497
   ------------------------------------------------------------------------------------------------------------------------------
          End of period                                       $3,817,570      $3,920,839           $2,983,722        $2,868,203
   ==============================================================================================================================

    Undistributed Net Investment Income (Loss)                $    3,893      $    2,528              ($3,405)       $   54,598
   =============================================================================================================================

See accompanying notes to financial statements

                                                                    Acorn
                                                                Foreign Forty
                    Six months        Year               Six months          Year                  Six months      Year
                    ended 6/30,       ended 12/31,       ended 6/30,         ended 12/31,          ended 6/30,     ended 12/31,
------------------------------------------------------------------------------------------------------------------------------
                           2000              1999              2000                 1999                 2000             1999

                          $(467)              $25              $(20)                 $(76)               $(181)           $(345)

                          2,063            38,768             9,924                   792                  496            5,015

                        (63,202)           30,941           (16,843)               36,932                1,148            8,906
-------------------------------------------------------------------------------------------------------------------------------

                        (61,606)           69,734            (6,939)               37,648                1,463           13,576

                             --                --              (221)                   --                   --               --

                         (7,217)          (28,268)             (809)                  (99)              (3,897)            (705)
-------------------------------------------------------------------------------------------------------------------------------
                         (7,217)          (28,268)           (1,030)                  (99)              (3,897)            (705)

                          7,066            25,972               971                    94                3,728              658
                         66,434           118,916           126,311                66,325               10,193           34,563
-------------------------------------------------------------------------------------------------------------------------------
                         73,500           144,888           127,282                66,419               13,921           35,221
                        (71,115)          (95,877)          (82,825)              (12,402)             (18,486)         (13,346)
-------------------------------------------------------------------------------------------------------------------------------

                          2,385            49,011            44,457                54,017               (4,565)          21,875
-------------------------------------------------------------------------------------------------------------------------------
                        (66,438)           90,477            36,488                91,566               (6,999)          34,746

                        371,428           280,951           107,351                15,785               68,470           33,724
-------------------------------------------------------------------------------------------------------------------------------
                      $ 304,990          $371,428          $143,839              $107,351              $61,471         $ 68,470
===============================================================================================================================
                          ($442)              $25              ($22)                 $219                ($181)              --
===============================================================================================================================

Acorn Family of Funds
         >Financial Highlights (unaudited)

                                                                                          Six months     Year
                                                                                          ended 6/30,    ended 12/31,
---------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                  2000             1999
Net Asset Value, beginning of period                                                          $18.53           $16.85
Income From Investment Operations
     Net investment income                                                                       .06              .09
     Net realized and unrealized gain (loss) on investments,
     foreign currency and futures                                                               (.32)            5.22
---------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                           (.26)            5.31
Less Distributions
     Dividends from net investment income                                                      (0.05)           (0.09)
     Distributions from net realized and
     unrealized gains reportable for federal income taxes                                      (1.00)           (3.54)
---------------------------------------------------------------------------------------------------------------------
     Total distributions                                                                       (1.05)           (3.63)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                $17.22           $18.53
=====================================================================================================================
Total Return (a)                                                                               (1.41%)           33.4%
Ratios/Supplemental Data
     Ratio of expenses to average net assets                                                     .84%*            .85%
     Ratio of net investment income to average net assets                                        .62%*            .49%
     Portfolio turnover rate                                                                      35%*             34%
     Net assets at end of period (in millions)                                                $3,818           $3,921

(a)  Total return is not annualized for periods less than one year.
* Annualized

                                                                                          Six months     Year
Acorn International                                                                       ended 6/30,    ended 12/31,
---------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                  2000             1999
Annualized Net Asset Value, beginning of period                                               $35.33           $20.82
Income From Investment Operations
     Net investment income (loss)                                                                  -              .83
     Net realized and unrealized gain (loss) on investments,
     foreign currency and futures                                                              (1.34)           15.45
---------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                          (1.34)           16.28
Less Distributions
     Dividends from net investment income                                                       (.66)            (.22)
     Distributions from net realized and
     unrealized gains reportable for federal income taxes                                       (.51)           (1.55)
---------------------------------------------------------------------------------------------------------------------
     Total distributions                                                                       (1.17)           (1.77)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                $32.82           $35.33
=====================================================================================================================
Total Return (a)
Ratios/Supplemental Data                                                                        (3.8)%           79.2%
     Ratio of expenses to average net assets                                                    1.06%*           1.11%
     Ratio of net investment income (loss) to average net assets                                 .01%*            .12%
     Portfolio turnover rate                                                                      76%*             46%
     Net assets at end of period (in millions)                                                $2,984           $2,868

(a)  Total return is not annualized for periods less than one year.
* Annualized

                                                                                          Six months     Year
Acorn USA                                                                                 ended 6/30,    ended 12/31,
---------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                  2000            1999
Net Asset Value, beginning of period                                                          $16.75          $14.80
Income From Investment Operations
     Net investment income (loss) (b)                                                           (.02)              -
     Net realized and unrealized gain (loss) on investments,
     foreign currency and futures                                                              (2.67)           3.32
--------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                          (2.69)           3.32
--------------------------------------------------------------------------------------------------------------------
Less Distributions
     Dividends from net investment income                                                          -               -
     Distributions from net realized and
     unrealized gains reportable for federal income taxes                                       (.32)          (1.37)
--------------------------------------------------------------------------------------------------------------------
     Total distributions                                                                        (.32)          (1.37)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                $13.74          $16.75
====================================================================================================================
Total Return (c)                                                                               (16.1%)          23.0%
Ratios/Supplemental Data
     Ratio of expenses to average net assets (a)                                                1.13%           1.15%
     Ratio of net investment income (loss) to average net assets                                (.27%)*         0.00%
     Portfolio turnover rate                                                                      65%*            49%
     Net assets at end of period (in millions)                                                $  305          $  371

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the year ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during each period.

(c) Total return is not annualized for periods less than one year.

* Annualized

See accompanying notes to financial statements

--------------------------------------------------------------------
     1998     1997    1996     1995    1994    1993    1992    1991
   $16.99   $15.04  $13.60   $12.24  $13.95  $11.06  $ 9.32  $ 6.51

      .04      .15     .09      .11     .06     .04     .07     .11


      .91     3.57    2.93     2.42   (1.10)   3.50    2.16    2.95
--------------------------------------------------------------------
      .95     3.72    3.02     2.53   (1.04)   3.54    2.23    3.06


    (0.03)   (0.16)   (.11)    (.09)   (.11)   (.06)   (.08)   (.10)


    (1.06)   (1.61)  (1.47)   (1.08)   (.56)   (.59)   (.41)   (.15)
--------------------------------------------------------------------
    (1.09)   (1.77)  (1.58)   (1.17)   (.67)   (.65)   (.49)   (.25)
--------------------------------------------------------------------
   $16.85   $16.99  $15.04   $13.60  $12.24  $13.95  $11.06  $ 9.32
====================================================================
      6.0%    25.0%   22.6%    20.8%   (7.4%)  32.3%   24.2%   47.3%

      .84%     .56%    .57%     .57%    .62%    .65%    .67%    .72%

      .30%     .75%    .53%     .89%    .55%    .30%    .72%   1.30%
       24%      32%     33%      29%     18%     20%     25%     25%
   $3,549   $3,681  $2,842   $2,399  $1,983  $2,035  $1,449  $1,150

                                                     Inception 9/23
                                                     through 12/31,

-------------------------------------------------------------------
     1998    1997    1996     1995    1994    1993        1992
   $18.39  $19.61  $16.59   $15.24  $15.94  $10.69      $10.00


      .17     .40     .13      .16     .07       -        (.03)



     2.68    (.34)   3.29     1.20    (.67)   5.25         .72
-------------------------------------------------------------------
     2.85     .06    3.42     1.36    (.60)   5.25         .69


     (.15)   (.38)   (.12)       -       -       -           -


     (.27)   (.90)   (.28)    (.01)   (.10)      -           -
-------------------------------------------------------------------
     (.42)  (1.28)   (.40)    (.01)   (.10)      -           -
-------------------------------------------------------------------
   $20.82  $18.39  $19.61   $16.59  $15.24  $15.94      $10.69
===================================================================
     15.4%    0.2%   20.7%     8.9%   (3.8%)  49.1%        6.9%

     1.12%   1.19%   1.17%    1.22%   1.24%   1.21%       2.35%*

      .86%    .58%    .51%     .90%   0.48%   0.06%      (1.37%)*
       37%     39%     34%      26%     20%     19%         20%*

   $1,725  $1,623  $1,773   $1,276  $1,363  $  907      $   30

Year         Year         Inception 9/4
ended 12/31  ended 12/31  through 12/31
-----------------------------------------
      1998         1997           1996
    $15.12       $11.65         $10.00

      (.07)        (.07)          (.02)

       .87         3.83           1.67
-----------------------------------------
       .80         3.76           1.65
-----------------------------------------


         -            -


     (1.12)        (.29)             -
-----------------------------------------
     (1.12)        (.29)             -
-----------------------------------------
    $14.80       $15.12         $11.65
=========================================
       5.8%        32.3%          16.5%

      1.20%        1.35%          1.85%*

     (0.42%)       (.49%)         (.99%)*

        42%          33%            20%*
    $  281       $  185         $   53

                                                                               6 months       Year           Inception 11/23
Acorn Foreign Forty                                                            ended 6/30,    ended 12/31,   through 12/31,
----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                        2000            1999             1998
Net Asset Value, beginning of period                                           $     19.93     $     11.00       $    10.00
Income From Investment Operations
         Net investment loss (c)                                                         -            (.02)            (.01)
         Net realized and unrealized gain (loss) on investments                       (.12)           8.98             1.01
---------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                             (.12)           8.96             1.00
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
         Dividends from net investment income                                         (.03)              -                -
         Distributions from net realized and unrealized gains reportable for
            federal income taxes                                                      (.11)           (.03)               -
---------------------------------------------------------------------------------------------------------------------------
         Total distributions                                                          (.14)           (.03)               -
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                 $     19.67     $     19.93      $     11.00
===========================================================================================================================
Total Return (d)                                                                      (0.6%)          81.6%            10.0%
Ratios/Supplemental Data
         Ratio of expenses to average net assets (a) (c)                              1.37%*          1.48%            1.73%
         Ratio of net investment loss to average net assets (c)                       (.03%)*         (.17%)           (.78%)
         Portfolio turnover rate                                                        74%*            60%              90%
Net assets at end of period (in millions)                                         $    144     $       107      $        16

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.

(d) Total return is not annualized for periods less than one year.

*   Annualized


                                                                           6 months       Year            Inception 11/23
Acorn Twenty                                                               ended 6/30,    ended 12/31,    through 12/31,
-------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                    2000            1999              1998
Net Asset Value, beginning of period                                       $     13.70      $     10.71      $     10.00
Income From Investment Operations
         Net investment loss (b)                                                  (.04)            (.08)               -
         Net realized and unrealized gain on investments                           .50             3.21              .71
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                          .46             3.13              .71
========================================================================================================================
Less Distributions
         Dividends from net investment income                                        -                -                -
         Distributions from net realized and unrealized gains reportable
                  for federal income taxes                                        (.89)            (.14)               -
------------------------------------------------------------------------------------------------------------------------
         Total distributions                                                      (.89)            (.14)               -
========================================================================================================================
Net Asset Value, end of period                                             $     13.27      $     13.70      $     10.71
Total Return (d)                                                                   3.4%            29.3%             7.1%
Ratios/Supplemental Data
         Ratio of expenses to average net assets (a) (c)                          1.37%*           1.37%            1.41%*
         Ratio of net investment income (loss) to average net assets (c)          (.57%)*          (.62%)           0.22%*
         Portfolio turnover rate                                                   170%*            101%             173%*
         Net assets at end of period (in millions)                            $     61         $     68         $     34

(a) In accordance with a requirement by the Security and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998, the year ended December 31, 1999 and the six months ended June 30, 2000.

(b) Net investment income per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through June 30, 2000. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98, 1.41% and (.66%), respectively, for the year ended 12/31/99 and 1.40%
and (.60%), respectively, for the six months ended June 30, 2000.

(d) Total return is not annualized for periods less than one year.

*   Annualized


See accompanying notes to financial statements

Acorn Family of Funds
   >Notes to Financial Statements (unaudited)

1.   Nature of Operations

Acorn Fund, Acorn International, Acorn USA, Acorn Foreign Forty and Acorn Twenty (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2.   Significant Accounting Policies
        >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

     >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

     >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

     >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

     None of the funds had futures contracts open at June 30, 2000. Acorn International entered into forward contracts to sell foreign currency as described below:

Acorn International

 Foreign                      Settlement     U.S. Dollar      Unrealized
 Amount (000)    Currency        Date       Proceeds (000)    Gain (000)
------------------------------------------------------------------------
 5,260,000     Japanese Yen   9/22/00          $50,488            $89
                                                              ----------

                                                                  $89
                                                              ==========

Acorn USA, Acorn Twenty and Acorn Foreign Forty did not enter into any futures or forward foreign currency contracts during the six months ended June 30 2000.

     >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     >Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies.

     Acorn Fund, Acorn International and Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes.

     At June 30, 2000, Acorn International had cumulative net unrealized appreciation on PFICS of $65,710,000 of which $66,039,000 was recognized in 1999.

     At June 30, 2000, Acorn Fund had no cumulative net unrealized appreciation on PFICs.

     At June 30, 2000, Acorn Foreign Forty had cumulative net unrealized appreciation on PFICS of $305,000, of which $286,000 was recognized in 1999.

     Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes. Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

3.   Transactions with Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Acorn Fund
-----------------------------------------------------------------------------
Net asset value:
For the first $700 million                                                .75%
Next $1.300 billion                                                       .70%
Net assets in excess of $2 billion                                        .65%


Acorn International
-----------------------------------------------------------------------------
Net asset value:
For the first $100 million                                               1.20%
Next $400 million                                                         .95%
Net assets in excess of $500 million                                      .75%

Acorn USA
-----------------------------------------------------------------------------
Net asset value:
For the first $200  million                                               .95%
Net assets in excess of $200 million                                      .90%

Acorn Foreign Forty
-----------------------------------------------------------------------------
On average daily net assets                                               .95%

Acorn Twenty
-----------------------------------------------------------------------------
On average daily net assets                                               .90%


     WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

Acorn Family of Funds
         >Notes to Financial Statements (unaudited) continued

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid trustees' fees and expenses of the following:

                                 6 months
                                 ended 6/30,
-------------------------------------------------------
(in thousands)                         2000        1999
Acorn Fund                             $168        $293
Acorn International                     122         150
Acorn USA                                18          24
Acorn Foreign Forty                       6           2
Acorn Twenty                              4           4
                                       ----------------
                                       $318        $473
                                       ----------------

     WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August 2001.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4.   Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility in 1999 or 2000.

5.   Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

                                            6 months
Acorn Fund                                  ended 6/30,
---------------------------------------------------------------------
(in thousands)                                    2000          1999
Shares sold                                     23,285        19,615
Shares issued in reinvestment of
  dividend and capital gain distributions       11,903        33,973
                                                ---------------------
                                                35,188        53,588
Less shares redeemed                            25,152        52,676
                                                ---------------------
Net increase in shares outstanding              10,036           912
=====================================================================

                                           6 months
Acorn International                        ended 6/30,
---------------------------------------------------------------------
(in thousands)                                   2000           1999
Shares sold                                    25,410         25,580
Shares issued in reinvestment of
  dividend and capital gain distributions       2,915          4,028
                                               ----------------------
                                               28,325         29,608
Less shares redeemed                           18,602         31,304
                                               ----------------------
Net increase (decrease)
  in shares outstanding                         9,723         (1,696)
=====================================================================

                                            6 months
Acorn USA                                   ended 6/30,
---------------------------------------------------------------------
(in thousands)                                    2000         1999
Shares sold                                      4,280        7,922
Shares issued in reinvestment of
  dividend and capital gain distributions          509        1,645
                                                ---------------------
                                                 4,789        9,567
Less shares redeemed                             4,767        6,383
                                                ---------------------
Net increase in shares outstanding                  22        3,184
=====================================================================

                                            6 months
Acorn Foreign Forty                         ended 6/30,
---------------------------------------------------------------------
(in thousands)                                    2000          1999
Shares sold                                      5,810         4,836
Shares issued in reinvestment of
  dividend and capital gain distributions           48             7
                                                ---------------------
                                                 5,858         4,843
Less shares redeemed                             3,932           891
                                                ---------------------
Net increase in shares outstanding               1,926         3,952
=====================================================================

                                            6 months
Acorn Twenty                                ended 6/30,
---------------------------------------------------------------------
(in thousands)                                    2000         1999
Shares sold                                        758        2,862
Shares issued in reinvestment of
  dividend and capital gain distributions          283           51
                                                ---------------------
                                                 1,041        2,913
Less shares redeemed                             1,405        1,067
                                                ---------------------
Net increase (decrease)
  in shares outstanding                           (364)       1,846
=====================================================================


6.   Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows:

                                           6 months
Acorn Fund                                 ended 6/30,
---------------------------------------------------------------------
(in thousands)                                   2000            1999
Investment securities:
  Purchases                                  $636,325      $1,092,137
  Proceeds from sales                         621,656       1,809,918
=====================================================================

                                             6 months
Acorn International                          ended 6/30,
---------------------------------------------------------------------
(in thousands)                                     2000          1999
Investment securities:
  Purchases                                  $1,095,963      $846,014
  Proceeds from sales                         1,094,884       844,062
=====================================================================

                                           6 months
Acorn USA                                  ended 6/30,
---------------------------------------------------------------------
(in thousands)                                   2000            1999
Investment securities:
  Purchases                                  $111,421        $138,244
  Proceeds from sales                         104,145         135,001
=====================================================================

                                           6 months
Acorn Foreign Forty                        ended 6/30,
---------------------------------------------------------------------
(in thousands)                                   2000           1999
Investment securities:
  Purchases                                   $94,271        $76,252
  Proceeds from sales                          48,797         26,238
=====================================================================

                                           6 months
Acorn Twenty                               ended 6/30,
---------------------------------------------------------------------
(in thousands)                                   2000           1999
Investment securities:
  Purchases                                   $51,713        $71,463
  Proceeds from sales                          56,819         53,710
=====================================================================

The Acorn
---------------------------
Family of Funds

Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Allan B. Muchin
Robert E. Nason
Katherine Schipper
Ralph Wanger

Officers
Ralph Wanger
President

Roger D. Edgley
Vice President

Margaret M. Forster
Vice President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Steven A. Radis
Vice President and Secretary

Leah J. Zell
Vice President

Investment Advisor
Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

Distributor
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

Transfer Agent, Dividend Disbursing Agent and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

Legal Counsel
Bell, Boyd & Lloyd LLC
Chicago, Illinois

This report, including the unaudited schedules of investments, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Our e-mail address is: acorn@wanger.com
Find out what's new - visit our web site at: www.acornfunds.com

RSVP for the Annual Shareholder Meeting

On September 26, 2000

If you plan to attend, please tear out and mail this postage-paid postcard.
To ensure our presenters are addressing the issues that are most important to you, please consider submitting a question in the space indicated. If you aren't able to make it but would like to ask a question of our management team, please mark that you won't be attending and include your question in the space provided. A transcript of the meeting, along with answers to the questions asked and submitted, will be posted on our web site following the meeting.
You may also submit questions via e-mail to acorn@wanger.com.

RSVP today by sending back this card!

Even if you can't make it, send us your question.

I will be attending.    I can't make it but I do have a question.

My question is:


NO

YES


________________________________________________________
NAME

________________________________________________________
ADDRESS

________________________________________________________
CITY                                        STATE    ZIP

There is a private lot (indoor) located in the Bank One building. The entrance is at 40 S. Clark directly across from the Bank One building. Clark is one-way south. Space is limited.

A public lot is located half a block east of the Bank One building on Madison Street. Space is limited. The entrance is on the south side of Madison between Dearborn and State Streets. Madison is one-way west.

Mid-Continental Plaza parking is located on Monroe Street two blocks east of the Bank One building. The entrance is on the south side (right) of Monroe Street between Wabash and Michigan Avenues. Monroe is one-way east.

Grant Park Underground (indoor) parking is located three blocks east of the Bank One building on Monroe Street. The entrance is on the north side of Monroe Street between Columbus Drive and Lake Shore. Monroe is two-way between Lake Shore Drive and Michigan Avenue. West of Michigan, Monroe is a one-way east.

For directions using public transportation, call (312) 836-7000 for CTA travel information.

                                                            -----------------
                                                                NO POSTAGE
                                                                NECESSARY
                                                                IF MAILED
                                                                 IN THE
                                                              UNITED STATES
---------------------------------------------               -----------------
BUSINESS REPLY MAIL
FIRST CLASS MAIL PERMIT NO. 21202 CHICAGO, IL
---------------------------------------------
POSTAGE WILL BE PAID BY ADDRESSEE

TO: Meeting Coordinator
    Wanger Asset Management
    227 W. Monroe, Suite 3000
    Chicago, Illinois  60606-9830

Acorn Family of Funds Information



         Minimum Initial Investment for All Funds      $1,000
                                                       $1,000 for an IRA
         Minimum Subsequent Investment                 $100
         Exchange Fee                                  None

Acorn Fund                                             ACRNX
         Management Fee                                  0.69%
         12b-1 Fee                                     None
         Other Expenses                                  0.16%
                                                       ------
         Expense Ratio                                   0.85%

Acorn International                                    ACINX
         Management Fee                                  0.81%
         12b-1 Fee                                     None
         Other Expenses                                  0.30%
                                                       ------
         Expense Ratio                                   1.11%

Acorn USA                                              AUSAX
         Management Fee                                  0.93%
         12b-1 Fee                                     None
         Other Expenses                                  0.22%
                                                       ------
         Expense Ratio                                   1.15%

Acorn Foreign Forty                                    ACFFX
         Management Fee                                  0.95%
         12b-1 Fee                                     None
         Other Expenses                                  0.62%
         Less Expense Reimbursement                     (0.09%)
         Net Expense Ratio                               1.48%*

Acorn Twenty                                           ACTWX
         Management Fee                                  0.90%
         12b-1 Fee                                     None
         Other Expenses                                  0.51%
         Less Expense Reimbursement                     (0.04%)
         Net Expense Ratio                               1.37%*


Fees and expenses are for the fiscal year ended December 31, 1999 and for Acorn Foreign Forty and Acorn Twenty, include the effect of Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custodian fees paid indirectly, exceeding 1.45% and 1.35% of their average net assets, respectively. These expense limitations are voluntary and can be terminated by either the Funds or Wanger Asset Management on 30 days' notice to the other.

*Includes custodian fees paid indirectly. Net of those fees, the Net Expense Ratios of Acorn Foreign Forty and Acorn Twenty would have been 1.45% and 1.35%, respectively.

The Acorn
------------------------
         Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502

Mark Your Calendar For
The 2000 Annual
Shareholder Meeting

     When:  September 26, 2000
            9 a.m. to 10 a.m., Central time

     Where: Bank One Auditorium, Plaza Level
            38 South Dearborn Street
            Chicago, IL 60602

     Refreshments will be served.


     Directions to the 2000 Annual Shareholder Meeting
     The Bank One Auditorium is located on the Plaza Level of the Bank One building (formerly First Chicago). The Bank One building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

     From the south:
     Take I-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn. From the north: Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

     From the west:
     Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

     From the southwest:
     Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn. Please RSVP by returning the postcard included in the back of the shareholder report.

     Please RSVP by returning the postcard included in the back of the shareholder report.

     Please Join Us
     At The 2000
     Annual Meeting
     For Shareholders
     On September 26.


     Look inside for
     more details.



     The Acorn
     ----------------------
            Family of Funds                                 [STAMP APPEARS HERE]

     WAM Brokerage Services, L.L.C.
     P.O. Box 8502
     Boston, MA 02266-8502
     Member NASD